0                                                                   EXHIBIT 99.1


                        MORTGAGE LOAN PURCHASE AGREEMENT
                        --------------------------------

               This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective December 21, 2006, between German American Capital Corporation as seller (the "Seller"), and Deutsche Mortgage & Asset Receiving Corporation, as purchaser (the "Purchaser").

               The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the commercial, multifamily and manufactured housing mortgage loans (collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

               It is expected that the Mortgage Loans will be transferred, together with other commercial, multifamily and manufactured housing mortgage loans (such mortgage loans, the "Other Mortgage Loans") to COMM 2006-C8 Mortgage Trust, a trust fund (the "Trust Fund") to be formed by the Purchaser, the beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc., and Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of December 1, 2006 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor, Midland Loan Services, Inc., as the master servicer with respect to all of the Mortgage Loans other than the EZ Storage Portfolio Loan (the "Master Servicer"), LNR Partners, Inc., as special servicer with respect to all of the Mortgage Loans other than the EZ Storage Portfolio Loan (in such capacity, the "Special Servicer"), and LaSalle Bank National Association, as trustee (the "Trustee") and paying agent.

               The Purchaser intends to sell certain of the Certificates to Deutsche Bank Securities Inc. ("DBS"), Banc of America Securities LLC ("BAS"), Barclays Capital Inc. ("BCI") and Morgan Stanley & Co. Incorporated ("Morgan Stanley" and collectively with DBS, BAS and BCI, in such capacity the "Underwriters") pursuant to an underwriting agreement dated December 13, 2006 (the "Underwriting Agreement"). The Purchaser intends to sell certain other Certificates (the "Non Registered Certificates") pursuant to a certificate purchase agreement dated 13, 2006 (the "Certificate Purchase Agreement") to Deutsche Bank Securities Inc. and Banc of America Securities LLC (together, in such capacity the "Initial Purchasers"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement (as of the Closing Date) or in the GACC Indemnification Agreement which was entered into by the Seller, the Purchaser and the Underwriters on December 13, 2006 (the "GACC Indemnification Agreement").

               Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

               SECTION 1. Agreement to Purchase.

               Subject to the terms and conditions set forth in this Agreement, the Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser upon receipt of the Mortgage Loan Purchase Price referred to in this
Section 1, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on December 21, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on December 1, 2006 (the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before the Cut-off Date, whether or not received, of $1,796,482,777, subject to a variance of plus or minus 5%. The purchase price of the Mortgage Loans (inclusive of accrued interest and exclusive of the Seller's pro rata share of the costs set forth in Section 9 hereof) (the "Mortgage Loan Purchase Price") shall be equal to the amount set forth on the cross receipt between the Seller and the Purchaser dated the date hereof.

               SECTION 2. Conveyance of Mortgage Loans.

                (a) On the Closing Date, subject only to receipt by the Seller of the Mortgage Loan Purchase Price, the satisfaction of the other closing conditions required to be satisfied on the part of Purchaser pursuant to Section 7 and the issuance of the Certificates, the Seller agrees to (i) sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule, including all rights to payment in respect thereof, which includes all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date (subject to the proviso in the next sentence), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans, subject to (i) that certain Servicing Rights Purchase Agreement dated as of December 21, 2006 between the Master Servicer and the Seller, (ii) the rights of the holders of the Ryan's Portfolio Pari Passu Loans under the Ryan's Portfolio Intercreditor Agreement and (iii) the rights of the holders of the Mall of America Pari Passu Loans under the Mall of America Intercreditor Agreement. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date; provided, however, that all scheduled payments of principal and interest accrued but not paid thereon, due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller, and the Purchaser or its successors or assigns shall promptly remit any such payments to the Seller.

               On or prior to the Closing Date, the Seller shall retain a third party vendor reasonably satisfactory to the Controlling Class Representative to complete the assignment and recordation of the related Loan Documents, as contemplated by the next sentence. On or promptly following the Closing Date, the Seller shall cause such third party vendor, to the extent possession of recorded copies of each Mortgage and the documents described in clauses (iii),
(iv), (v), (viii), (xiii) and (xiv) of Exhibit B have been delivered to it, at the expense of the Seller, (1) to prepare and record (a) each Assignment of Mortgage referred to in clause (iii) of Exhibit B which has not yet been submitted for recording and (b) each Reassignment of Assignment of Leases, Rents and Profits referred to in clause (viii)(B) of Exhibit B (if not otherwise included in the related Assignment of Mortgage) which has not yet been submitted for recordation; and (2) to prepare and file each UCC assignment of financing statement referred to in clause (v)(B) or (xiii) of Exhibit B which has not yet been submitted for filing or recording. The Seller shall direct the related third party vendor to promptly prepare and submit (and in no event later than 30 Business Days following the receipt of the related documents in the case of clause 1(a) of the prior sentence and 60 days following the receipt of the applicable documents in the case of clauses 1(b) and 2 of the prior sentence) for recording or filing, as the case may be, in the appropriate public recording or filing office, each such document. In the event that any such document is lost or returned unrecorded because of a defect therein, the Seller, at its expense, shall promptly prepare a substitute document for signature by the Purchaser or itself, as applicable, and thereafter the Seller shall cause each such document to be duly recorded or filed. The Seller shall, promptly upon receipt of the original recorded or filed copy (and in no event later than five Business Days following such receipt) deliver such original to the Custodian (in the case of each UCC financing statement or UCC assignment of financing statement, with evidence of filing or recording thereon). Notwithstanding anything to the contrary contained in this Section 2, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, after any has been recorded, the obligations hereunder of the Seller shall be deemed to have been satisfied upon delivery to the Custodian of a copy of such Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, certified by the public recording office to be a true and complete copy of the recorded original thereof or otherwise with evidence of recording indicated thereon.

               (b) In connection with the Seller's assignment pursuant to subsection (a) above, the Seller shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, on or before the Closing Date, the documents and/or instruments referred to in clauses (i), (ii), (vii),
(xi) and (xvii) of Exhibit B for each Mortgage Loan so assigned (with originals with respect to clauses (i) and (xvii) and copies with respect to clauses (ii),
(vii) and (xi)) and, within 30 days following the Closing Date, the remaining applicable documents in Exhibit B for each such Mortgage Loan with copies to the Master Servicer.

               (c) If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original Note, the Seller shall deliver a copy or duplicate original of such Note, together with an affidavit certifying that the original thereof has been lost or destroyed and an indemnification in connection therewith in favor of the Trustee.

               (d) If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv)(A), (v)(A), (viii)(A), (xiv) and
(xvi) of Exhibit B and the UCC financing statements and UCC assignments of financing statements referred to in clause (xiii) of Exhibit B, with evidence of recording or filing thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded or filed document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of this Section 2(b) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the applicable public recording or filing office, the applicable title insurance company or by the Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Trustee within 45 days after the Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) within 180 days after the Closing Date (or within such longer period after the Closing Date as the Purchaser (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Seller has provided the Purchaser (or such subsequent owner) with evidence of such recording or filing, as the case may be, or has certified to the Purchaser (or such subsequent owner) as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Purchaser (or such subsequent owner) no less often than quarterly, in good faith attempting to obtain from the appropriate public recording or filing office such original or copy).

               If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (vii) of Exhibit B solely because such policy has not yet been issued, the delivery requirements of this Section 2(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller has delivered to the Trustee a binder marked as binding and countersigned by the title insurer or its authorized agent (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing as binding by the related title insurance company) or an acknowledged closing instruction or escrow letter, and the Seller shall deliver to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee), promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in Exhibit B covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. On the Closing Date, upon (i) notification from the Seller that the purchase price referred to in Section 1 has been received by the Seller and (ii) the issuance of the Certificates, the Purchaser shall be authorized to release to the Trustee or its designee all of the Mortgage Files in the Purchaser's possession relating to the Mortgage Loans.

               Notwithstanding anything herein to the contrary, with respect to the documents referred to in clause (xvii) and clause (xviii) on Exhibit B, the Master Servicer shall hold the original of each such document in trust on behalf of the Trustee in order to draw on such letter of credit on behalf of the Trust and the Seller shall be deemed to have satisfied the delivery requirements of this Agreement by delivering the original of each such document to the Master Servicer. The Seller shall pay any costs of assignment or amendment of such letter of credit required (which assignment or amendment shall change the beneficiary of the letter of credit to the Trust in care of the Master Servicer) in order for the Master Servicer to draw on such letter of credit on behalf of the Trust. In the event that the documents specified in clause (xviii) on Exhibit B are missing because the related assignment or amendment documents have not been completed, the Seller shall take all reasonably necessary steps to enable the Master Servicer to draw on the related letter of credit on behalf of the Trust including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions from the Master Servicer and immediately remitting such funds (or causing such funds to be remitted) to the Master Servicer.

               Contemporaneously with the execution of this Agreement by the Purchaser and the Seller, the Seller shall deliver a power of attorney to each of the Master Servicer and the Special Servicer at the direction of the Controlling Class Representative or its assignees, to take such other action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to any Mortgage Loan which have not been delivered, assigned or recorded at the time required for enforcement by the Trust Fund. The Seller will be required to effect at its expense the assignment and recordation of its Loan Documents until the assignment and recordation of all such Loan Documents has been completed.

               (e) As to each Mortgage Loan, the Seller shall be responsible for all costs associated with the recording or filing, as the case may be, of each assignment referred to in clauses (iii) and (viii)(B) of Exhibit B and each UCC-2 and UCC-3 assignment of financing statement, if any, referred to in clause
(v)(B) of Exhibit B. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) for recording or filing, as appropriate, at the Seller's expense.

               (f) Except as provided below, all documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B but that are reasonably required to service the Mortgage Loans (all such other documents and records, including Environmental Reports, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date; provided, however, the Seller shall not be required to deliver, and the Servicing File shall not be deemed to include drafts of Loan Documents, attorney-client or internal communications of the Seller or its affiliates or Seller's credit underwriting or due diligence analyses or related data (as distinguished from Environmental Reports, financial statements, credit reports, title reports, structural and engineering reports, appraisals and other reports, analyses or data provided by the Borrowers or third parties other than the Seller's attorneys). If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller or its agent shall deliver a copy of the related Servicing File to the Master Servicer.

               (g) Each of the Seller's and the Purchaser's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale, including for accounting purposes. Following the transfer of the Mortgage Loans to the Purchaser, the Seller will not take any action inconsistent with the ownership of the Mortgage Loans by the Purchaser or its assignees.

               (h) Furthermore, it is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Purchaser as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Purchaser and not a pledge of the Mortgage Loans by Seller to Purchaser to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

                (i) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

                (ii) the conveyance provided for in this Agreement shall hereby grant from Seller to Purchaser a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                        (A) all accounts, contract rights (including any
                guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule, and all distributions with respect thereto payable after the Cut-off Date;

                        (B) all accounts, contract rights, general intangibles,
                chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

                        (C) all cash and non-cash proceeds of the collateral
                described in clauses (A) and (B) above payable after the Cut-off Date;

                (iii) the possession by Purchaser or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

                (iv) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable), Purchaser or its assignee for the purpose of perfecting such security interest under applicable law.

               The Seller at the direction of the Purchaser or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Purchaser and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may execute and file such UCC Financing Statements as may be reasonably necessary or appropriate to accomplish the foregoing.

(i) It is further acknowledged and agreed by the Seller that the Purchaser intends to convey all right, title and interest of the Purchaser in and to the Mortgage Loans and all rights and remedies under this Agreement (excluding the Purchaser's rights and remedies under Section 9 below and the GACC Indemnification Agreement) to the Trustee on behalf of the Certificateholders, including, without limitation, all rights and remedies as may be available under
Section 6 to the Purchaser in the event of a Material Breach or a Material Defect; provided, that the Trustee on behalf of the Certificateholders shall be a third-party beneficiary of this Agreement and shall be entitled to enforce any obligations of the Seller hereunder in connection with a Material Breach or a Material Defect as if the Trustee on behalf of the Certificateholders had been an original party to this Agreement.

               SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

               The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law under Section 6 for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

               SECTION 4. Representations, Warranties and Covenants of the
Seller.

               (a) The Seller hereby makes, as of the date hereof (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, the Trustee on behalf of the Certificateholders and the respective successors-in-interest of the Purchaser and the Trustee, each of the representations and warranties set forth in Exhibit C subject to the exceptions set forth in Schedule C-1 to Exhibit C.

               (b) In addition, the Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

                (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

                (ii) The execution and delivery of this Agreement by the Seller, and the performance of, and compliance with, the terms of this Agreement by the Seller, do not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affects the ability of the Seller to carry out the transactions contemplated by this Agreement.

                (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification or contribution for securities laws liabilities.

                (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement do not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

                (vi) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

                (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers, and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

                (viii) Insofar as it relates to the Mortgage Loans, the information set forth in Annex A-1 and Annex A-2 to the Prospectus Supplement (as defined in the GACC Indemnification Agreement) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the description of the Mortgage Loans and/or the Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in Time of Sale Information (as defined in the GACC Indemnification Agreement), the Memorandum (as defined in the GACC Indemnification Agreement) (insofar as the Prospectus Supplement is an exhibit thereto) and in the Prospectus Supplement under the headings "Summary of the Prospectus Supplement--Relevant Parties and Dates--Sponsors," "--Mortgage Loan Sellers," "--Originators," "--The Mortgage Pool," "Risk Factors--Risks Related to the Mortgage Loans," "Transaction Parties--The Sponsors" and "Description of the Mortgage Pool" and the information set forth on Annex A-1 and Annex A-2 and Annex B to the Prospectus Supplement, and to the extent it contains information consistent with that on such Annex A-1 and Annex A-2 set forth on the Diskette, does not (or, in the case of the Time of Sale Information, did not as of the Time of Sale (as defined in the GACC Indemnification Agreement) contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                (ix) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of, or compliance by, the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

               (c) Upon discovery by any of the Seller or the parties to the Pooling and Servicing Agreement of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit C which materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests therein of the Purchaser, the Trustee on behalf of the Certificateholders or any Certificateholder, the party discovering such breach shall give prompt written notice to the Seller and/or the other parties, as applicable.

               SECTION 5. Representations, Warranties and Covenants of the Purchaser.

               (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

                (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

                (ii) The execution and delivery of this Agreement by the Purchaser, and the performance of, and compliance with, the terms of this Agreement by the Purchaser, do not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement will not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

                (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the Purchaser's execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

               (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

               SECTION 6. Repurchases; Substitutions.

               (a) If any of the parties to this Agreement discovers that any document constituting a part of a Mortgage File has not been delivered within the time periods provided for herein, has not been properly executed, is missing, does not appear to be regular on its face or contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule (each, a "Defect"), or discovers or receives notice of a breach of any representation or warranty of the Seller made pursuant to Section 4(a) of this Agreement with respect to any Mortgage Loan (a "Breach"), such party shall give prompt written notice thereof to each of the Rating Agencies, the Seller, the parties to the Pooling and Servicing Agreement and the Controlling Class Representative. If any such Defect or Breach materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests therein of the Purchaser, the Trustee or any Certificateholders, then such Defect shall constitute a "Material Defect" or such Breach shall constitute a "Material Breach," as the case may be; provided, however, that if any of the documents specified in clauses (i), (ii),
(vii), (xi) and (xvii) of the definition of "Mortgage File" is not delivered, and is certified as missing, pursuant to the first paragraph of Section 2.01(b) of the Pooling and Servicing Agreement, it shall be deemed a Material Defect. Promptly upon receiving written notice of any such Material Defect or Material Breach with respect to a Mortgage Loan (including through a written notice given by any party hereto, as provided above), the Seller shall, not later than 90 days from the Seller's receipt of notice from the Master Servicer, the Special Servicer, the Trustee or the Custodian of such Material Defect or Material Breach, as the case may be (or, in the case of a Material Defect or Material Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days after the Seller or any party to the Pooling and Servicing Agreement discovering such Material Defect or Material Breach) (any such 90-day period, the "Initial Resolution Period"), (i) cure the same in all material respects, (ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price or (iii) substitute a Qualifying Substitute Mortgage Loan for such affected Mortgage Loan (provided that in no event shall such substitution occur later than the second anniversary of the Closing Date) and pay to the Master Servicer for deposit into the Collection Account any Substitution Shortfall Amount in connection therewith; provided, however, that with respect to any Material Defect arising from a missing document as to which the Trustee closing date certification stated the Trustee was not in possession of such document on the Closing Date pursuant to the first sentence of the second paragraph of Section 2.02 of the Pooling and Servicing Agreement, the related Mortgage Loan Seller shall have 30 days to cure such Material Defect; provided, further, that with respect to any Material Defect arising from a missing document as to which the Trustee inadvertently certified its possession of such document (x) as of the Closing Date, in the form of Exhibit S-1 to the Pooling and Servicing Agreement or (y) no later than 45 days following the Closing Date, in the form of Exhibit S-2 to the Pooling and Servicing Agreement, the Seller shall have 30 days to cure the Material Defect relating to the missing document; provided, further, that if (i) such Material Defect or Material Breach (other than one relating to the immediately preceding proviso) is capable of being cured but not within the Initial Resolution Period,
(ii) such Material Defect or Material Breach is not related to any Mortgage Loan's not being a "qualified mortgage" within the meaning of the REMIC Provisions and (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Defect or Material Breach within the Initial Resolution Period, then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such cure or, failing such cure, to repurchase the Mortgage Loan or substitute a Qualifying Substitute Mortgage Loan. The Seller shall have an additional 90 days (without duplication of the additional 90-day period set forth in the last sentence of the definition of Resolution Extension Period) to cure such Material Defect or Material Beach, provided that, the Seller has commenced and is diligently proceeding with the cure of such Material Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities. Notwithstanding the foregoing, if a Mortgage Loan is not secured by a hotel, restaurant (operated by a Borrower), healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, manufactured housing or fitness center (operated by a Borrower) property, then the failure to deliver to the Trustee copies of the UCC financing statements with respect to such Mortgage Loan shall not be a Material Defect.

               If the Seller is notified of a Defect in any Mortgage File that corresponds to information set forth in the Mortgage Loan Schedule, the Seller shall promptly correct such Defect and provide a new, corrected Mortgage Loan Schedule to the Purchaser, which corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule for all purposes. The failure of the Master Servicer, the Special Servicer or the Trustee to notify the Seller of a Material Defect or Material Breach shall not constitute a waiver of any cure or repurchase obligation, provided that the Seller must receive written notice thereof as described in this Section 6(a) before commencement of the Initial Resolution Period.

               Notwithstanding the foregoing, if (x) there exists a Breach of any representation or warranty on the part of the Seller as set forth in, or made pursuant to, clause 38 of Exhibit C to this Agreement relating to fees and expenses payable by the Borrower associated with the exercise of a defeasance option, a waiver of a "due-on-sale" provision or a "due-on-encumbrance" provision or the release of any Mortgaged Property, and (y) the related Mortgage Loan documents specifically prohibit the Master Servicer or Special Servicer from requiring the related Borrower to pay such fees and expenses, then, upon notice by the Master Servicer or Special Servicer, the Seller shall transfer to the Collection Account, within 90 days of the Seller's receipt of such notice, the amount of any such fees and expenses borne by the Trust Fund that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made, this paragraph describes the sole remedy available to the Purchaser and its assignees regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to repurchase or otherwise cure such Breach.

               (b) In connection with any repurchase of, or substitution for, a Mortgage Loan contemplated by this Section 6, (A) the Trustee, the Master Servicer (with respect to any such Mortgage Loan other than a Specially Serviced
Loan) and the Special Servicer (with respect to any such Mortgage Loan that is a Specially Serviced Loan) shall each tender to the Seller, and the Seller shall be entitled to receive therefrom, upon delivery (i) to each of the Master Servicer or the Special Servicer, as applicable, of a trust receipt and (ii) to the Trustee by the Master Servicer or the Special Servicer, as applicable, of a Request for Release and an acknowledgement by the Master Servicer or applicable Special Servicer, as applicable, of its receipt of the Repurchase Price or the Substitution Shortfall Amount from the Seller, (1) all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it and
(2) each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned without recourse in the form of endorsement or assignment provided to the Trustee by the Seller, as the case may be, to the Seller as shall be necessary to vest in the Seller the legal and beneficial ownership of each Removed Mortgage Loan to the extent such ownership was transferred to the Trustee, and (B) the Trustee shall release, or cause the release of, any escrow payments and reserve funds held by or on behalf of the Trustee, the Master Servicer or the Special Servicer, in respect of such Removed Mortgage Loan(s) to the Seller.

               (c) This Section 6 provides the sole remedies available to the Purchaser, and its successors and permitted assigns (i.e., the Trustee and the holders of the Certificates) in respect of any Defect in a Mortgage File or any Breach. If the Seller defaults on its obligations to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with this Section 6, or disputes its obligation to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with Section 6, the Purchaser or the Trustee, as applicable, may take such action as is appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. To the extent the Purchaser or the Trustee, as applicable, prevails in such proceeding, the Seller shall reimburse the Purchaser or the Trustee, as applicable, for all necessary and reasonable costs and expenses incurred in connection with the enforcement of such obligation of the Seller to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with this
Section 6.

               (d) If one or more (but not all) of the Mortgage Loans constituting a cross-collateralized group of Mortgage Loans are to be repurchased or substituted by the Seller as contemplated by this Section 6, then, prior to the subject repurchase or substitution, the Seller or its designee shall use its reasonable efforts, subject to the terms of the related Mortgage Loan(s), to prepare and, to the extent necessary and appropriate, have executed by the related Borrower and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loan(s) in such cross-collateralized group of Mortgage Loans that are to be repurchased or substituted, on the one hand, and the remaining Mortgage Loan(s) therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that, no such termination shall be effected unless and until the Controlling Class Representative, if one is then acting, has consented in its sole discretion and the Trustee has received from the Seller (i) an Opinion of Counsel to the effect that such termination would not cause an Adverse REMIC Event to occur and (ii) written confirmation from each Rating Agency that the then current rating assigned to any of the Certificates that are currently being rated by such Rating Agency will not be qualified, downgraded or withdrawn by reason of such termination; provided, further, that the Seller, in the case of the related Mortgage Loans, may, at its option and within the 90-day cure period described above (and any applicable extension thereof), purchase or substitute for the entire subject cross-collateralized group of Mortgage Loans in lieu of effecting a termination of the cross-collateralization. All costs and expenses incurred by the Trustee or any Person acting on its behalf pursuant to this paragraph shall be included in the calculation of the Repurchase Price for the Mortgage Loan(s) to be repurchased or substituted. If the cross-collateralization of any cross-collateralized group of Mortgage Loans cannot be terminated as contemplated by this paragraph, then the Seller shall repurchase or substitute the entire subject cross-collateralized group of Mortgage Loans.

               Notwithstanding the foregoing, if there is a Material Breach or Material Defect with respect to one or more Mortgaged Properties with respect to a Mortgage Loan or cross-collateralized group of Mortgage Loans, the Seller will not be obligated to repurchase the Mortgage Loan or cross-collateralized group of Mortgage Loans if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Loan Documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Loan Documents and the Seller provides an Opinion of Counsel to the effect that such release would not cause an Adverse REMIC Event to occur and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, withdrawn or downgraded.

               As to any Qualifying Substitute Mortgage Loan, at the direction of the Trustee, the Seller shall deliver to the Custodian for such Qualifying Substitute Mortgage Loan (with a copy to the Master Servicer), the related Mortgage File with the related Note endorsed as required by Exhibit B hereto. Pursuant to the Pooling and Servicing Agreement, Monthly Payments due with respect to Qualifying Substitute Mortgage Loans in or prior to the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to the related Seller on the next succeeding Distribution Date. For the month of repurchase or substitution, distributions to Certificateholders pursuant to the Pooling and Servicing Agreement will include the Monthly Payment(s) due on the related Removed Mortgage Loan and received by the Master Servicer or the Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution, as applicable, and the Seller shall be entitled to retain all amounts received thereafter in respect of such Removed Mortgage Loan.

               In any month in which the Seller substitutes one or more Qualifying Substitute Mortgage Loans for one or more Removed Mortgage Loans, pursuant to the Pooling and Servicing Agreement, the Master Servicer will determine the applicable Substitution Shortfall Amount. At the direction of the Trustee, the Seller shall deposit cash equal to such amount into the Collection Account concurrently with the delivery of the Mortgage Files for such Qualifying Substitute Mortgage Loans, without any reimbursement thereof. At the direction of the Trustee, the Seller shall give written notice to the Purchaser and the Master Servicer of such deposit.

               SECTION 7. Closing.

               The closing of the purchase and sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281 at 10:00 a.m., New York City time, on the Closing Date.

               The Closing shall be subject to each of the following conditions:

                (i) All of the representations and warranties of the Seller and the Purchaser specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

                (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Seller hereunder) and other documents to be delivered by or on behalf of the Purchaser, to the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered on or before the Closing Date pursuant to Section 2;

                (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to
        Section 3 shall be satisfactory to the Purchaser in its reasonable determination;

                (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                (vi) The Seller shall have received the Mortgage Loan Purchase Price, and the Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

                (vii) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

               Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

               SECTION 8. Closing Documents.

               The Closing Documents shall consist of the following:

               (a) This Agreement and a bill of sale duly executed and delivered by the Purchaser and the Seller;

               (b) An Officer's Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser, the Initial Purchasers and each Underwriter may rely, attaching thereto as an exhibit the By-Laws of the Seller;

               (c) A certificate of good standing regarding the Seller from the Secretary of State for the State of Maryland, dated not earlier than 30 days prior to the Closing Date;

               (d) Written opinions of counsel (which may include opinions of in-house counsel, outside counsel or a combination thereof) for the Seller, in form reasonably acceptable to counsel for the Purchaser and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, the Initial Purchasers and each Underwriter;

               (e) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser, the Initial Purchasers and each Underwriter as an addressee; and

               (f) Such further certificates, opinions and documents as the Purchaser may reasonably request.

               SECTION 9. Costs.

               The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) (a) the fees and expenses of counsel to the Seller, (b) the expenses of filing or recording UCC assignments of financing statements, assignments of Mortgage and Reassignments of Assignments of Leases, Rents and Profits with respect to the Mortgage Loans as contemplated by Article 2 of the Pooling and Servicing Agreement and (c) on the Closing Date, the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the aggregate principal balance of the Mortgage Loans as of the Cut-off Date represents of the aggregate principal balance of the Mortgage Loans and the Other Mortgage Loans as of the Cut-off Date): (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus relating to the Certificates; (ii) the up front fees, costs, and expenses of the Trustee (including reasonable attorneys' fees) incurred in connection with the Trustee entering into and performing certain of its obligations under the Pooling and Servicing Agreement; (iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated; (v) the fees and expenses of counsel to the Underwriters; (vi) the fees and expenses of counsel to the Purchaser; (vii) the fees and expenses of counsel to the Master Servicer; (viii) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Other Mortgage Loans included in the Prospectus; and (ix) other miscellaneous costs and expenses agreed upon by the parties hereto. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

               SECTION 10. Notices.

               All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered,
(b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by overnight mail or courier service and received by the addressee or (d) transmitted by facsimile (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to the Purchaser, addressed to Deutsche Mortgage & Asset Receiving Corporation, 60 Wall Street, New York, New York 10005, Attention: Lainie Kaye, facsimile no. (212) 797-4487, with a copy to Anna Glick, Esq., Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281, facsimile no. (212) 909-5870, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if (ii) to the Seller, addressed to German American Capital Corporation, 60 Wall Street, New York, New York 10005,
Attention: Lainie Kaye, facsimile no. (212) 797-4487 or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

               SECTION 11. Notice of Exchange Act Reportable Events.

               The Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form), insofar as such disclosure is required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller, described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two business days following the occurrence of such event if such event is reportable under Item
1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 10.10(a) of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934 have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under
Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

               SECTION 12. Representations, Warranties and Agreements to Survive Delivery.

               All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

               SECTION 13. Severability of Provisions.

               Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

               SECTION 14. Counterparts.


               This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

               SECTION 15. GOVERNING LAW.

               THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

               SECTION 16. Further Assurances.

               The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

               SECTION 17. Successors and Assigns.

               The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part (excluding the Purchaser's rights and remedies under Section 9 and the GACC Indemnification Agreement), to the Trustee, for the benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser, provided that the Trustee shall have no right to further assign such rights to any other Person. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and permitted assigns.

               SECTION 18. Amendments.

               No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

               IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                          GERMAN AMERICAN CAPITAL CORPORATION




                                          By: /s/  Mary C. Brundage
                                              ----------------------------------
                                              Name:   Mary C. Brundage
                                              Title:  Authorized Signatory




                                          By: /s/  Helaine M. Kaplan
                                              ----------------------------------
                                              Name:   Helaine M. Kaplan
                                              Title:  Vice President



                                          DEUTSCHE MORTGAGE & ASSET RECEIVING
                                              CORPORATION

                                          By: /s/  Jeremy A. Beard
                                              ----------------------------------
                                              Name:   Jeremy A. Beard
                                              Title:  Vice President




                                          By: /s/  Mary Brundage
                                              ----------------------------------
                                              Name:   Mary Brundage
                                              Title:  Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

               The Mortgage Loan Schedule shall set forth, among other things, the following information with respect to each Mortgage Loan:

               (i) the loan number;

               (ii) the street address (including city, state and zip code) of the related Mortgaged Property;

               (iii) the Mortgage Rate in effect as of the Cut-off Date;

               (iv) the original principal balance;

               (v) the Stated Principal Balance as of the Cut-off Date;

               (vi) the Maturity Date or Anticipated Repayment Date for each Mortgage Loan;

               (vii) the Due Date;

               (viii) the amount of the Monthly Payment due on the first Due Date following the Cut-off Date;

               (ix) the Servicing Fee Rate;

               (x) whether the Mortgage Loan is an Actual/360 Mortgage Loan;

               (xi) whether such Mortgage Loan has an Anticipated Repayment
Date;

               (xii) the Revised Rate of such Mortgage Loan, if any;

               (xiii) whether such Mortgage Loan has a hard lock-box, a springing hard lock-box, a soft-at-closing, springing hard lock-box or no lock-box at all;

               (xiv) identifying any Mortgage Loans with which any such Mortgage Loans are cross-collateralized; and

               (xv) the number of units, pads, rooms or square feet with respect to each Mortgaged Property.

Such list may be in the form of more than one list, collectively setting forth all of the information required. Certain of the above-referenced items are described on the Mortgage Loan Schedule attached hereto. Certain of the above-referenced items are described on Exhibit B-1 to the Pooling and Servicing Agreement and such descriptions are incorporated by reference into the Mortgage Loan Schedule attached hereto.

Exhibit A

                                                     Mortgage
                                                     Loan
ID        Property Name                              Seller     City                 State     Zip Code
-------   ----------------------------------------   --------   ------------------   -------   --------
      1   Mall of America                            GACC       Bloomington          MN           55425
      2   Four Allen Center                          GACC       Houston              TX           77002
          Manhattan Office Portfolio                 GACC       New York             NY        Various
      5   369 Lexington Avenue                       GACC       New York             NY           10017
      6   2 West 46th Street                         GACC       New York             NY           10036
      9   Sierra Vista Mall                          GACC       Clovis               CA           93612
     11   Scottsdale 101                             GACC       Phoenix              AZ           85054
     13   Broward Multifamily Portfolio              GACC       Various              FL        Various
   13.1   Water's Edge                               GACC       Sunrise              FL           33351
   13.2   Southern Pointe                            GACC       Plantation           FL           33322
     14   Fortress/Ryan's Portfolio                  GACC       Various              Various   Various
   14.1   Ryans                                      GACC       Picayune             MS           39466
   14.2   Ryans                                      GACC       Crestview            FL           32536
   14.3   Fire Mountain                              GACC       Fayetteville         NC           28303
   14.4   Ryans                                      GACC       Bowling Green        KY           42104
   14.5   Fire Mountain                              GACC       Pensacola            FL           32534
   14.6   Ryans                                      GACC       Macon                GA           31206
   14.7   Ryans                                      GACC       Conroe               TX           77304
   14.8   Ryans                                      GACC       Columbus             GA           31904
   14.9   Ryans                                      GACC       Beckley              WV           25801
  14.10   Ryans                                      GACC       Aiken                SC           29803
  14.11   Ryans                                      GACC       Pearl                MS           39208
  14.12   Ryans                                      GACC       Asheville            NC           28806
  14.13   Ryans                                      GACC       Beaumont             TX           77706
  14.14   Ryans                                      GACC       Albany               GA           31707
  14.15   Old Country Buffet                         GACC       Coon Rapids          MN           55448
  14.16   Ryans                                      GACC       Surfside Beach       SC           29575
  14.17   Ryans                                      GACC       Montgomery           AL           36117
  14.18   Ryans                                      GACC       North Charleston     SC           29406
  14.19   Fire Mountain                              GACC       Flowood              MS           39232
  14.20   Ryans                                      GACC       Hanover              PA           17331
  14.21   Ryans                                      GACC       Princeton            WV           24740
  14.22   Ryans                                      GACC       Hermitage            TN           37076
  14.23   Ryans                                      GACC       Martinez             GA           30907
  14.24   Fire Mountain                              GACC       Columbia             SC           29212
  14.25   Ryans                                      GACC       Columbia             SC           29223
  14.26   Fire Mountain                              GACC       Decatur              AL           35603
  14.27   Ryans                                      GACC       Greer                SC           29650
  14.28   Fire Mountain                              GACC       Athens               GA           30606
  14.29   Ryans                                      GACC       Charleston           SC           29407
  14.30   Fire Mountain                              GACC       Burleson             TX           76028
  14.31   Ryans                                      GACC       Martinsburg          WV           25401
  14.32   Ryans                                      GACC       Commerce             GA           30529
  14.33   Fire Mountain                              GACC       Horn Lake            MS           38637
  14.34   Ryans                                      GACC       Fredericksburg       VA           22401
  14.35   Fire Mountain                              GACC       North Augusta        SC           29841
  14.36   Ryans                                      GACC       Anderson             SC           29621
  14.37   Fire Mountain                              GACC       Mobile               AL           36619
  14.38   Ryans                                      GACC       Alcoa                TN           37701
  14.39   Ryans                                      GACC       Texas City           TX           77591
  14.40   Ryans                                      GACC       Hixson               TN           37343
  14.41   Ryans                                      GACC       Denham Springs       LA           70726
  14.42   Fire Mountain                              GACC       Dawsonville          GA           30534
  14.43   Ryans                                      GACC       Murfreesboro         TN           37129
  14.44   Ryans                                      GACC       Jasper               AL           35501
  14.45   Ryans                                      GACC       Florence             AL           35630
  14.46   Ryans                                      GACC       North Myrtle Beach   SC           29582
  14.47   Fire Mountain                              GACC       Bossier City         LA           71111
  14.48   Ryans                                      GACC       Canton               GA           30114
  14.49   Ryans                                      GACC       Owensboro            KY           42301
  14.50   Ryans                                      GACC       Rome                 GA           30165
  14.51   Fire Mountain                              GACC       Lake Charles         LA           70605
  14.52   Fire Mountain                              GACC       Hickory              NC           28602
  14.53   Ryans                                      GACC       Cartersville         GA           30120
  14.54   Ryans                                      GACC       Crossville           TN           38555
  14.55   Ryans                                      GACC       Carrollton           GA           30116
  14.56   Ryans                                      GACC       Pace                 FL           32571
  14.57   Ryans                                      GACC       Christiansburg       VA           24073
  14.58   Ryans                                      GACC       Prattville           AL           36066
  14.59   Ryans                                      GACC       Paducah              KY           42001
  14.60   Ryans                                      GACC       Lake Jackson         TX           77566
  14.61   Fire Mountain                              GACC       Lexington            KY           40509
  14.62   Fire Mountain                              GACC       Spanish Fort         AL           36527
  14.63   Ryans                                      GACC       Hiram                GA           30141
  14.64   Ryans                                      GACC       Greenville           SC           29611
  14.65   Fire Mountain                              GACC       Auburn               IN           46706
  14.66   Ryans                                      GACC       Seymour              IN           47274
  14.67   Ryans                                      GACC       Springfield          MO           65803
  14.68   Fire Mountain                              GACC       Cullman              AL           35055
  14.69   Fire Mountain                              GACC       Spartanburg          SC           29301
  14.70   Ryans                                      GACC       West Columbia        SC           29169
  14.71   Ryans                                      GACC       Dothan               AL           36301
  14.72   Ryans                                      GACC       Easley               SC           29640
  14.73   Fire Mountain                              GACC       Gardendale           AL           35071
  14.74   Ryans                                      GACC       Joplin               MO           64801
  14.75   Ryans                                      GACC       Greenwood            SC           29649
  14.76   Ryans                                      GACC       Conway               SC           29526
  14.77   Ryans                                      GACC       Chambersburg         PA           17201
  14.78   Ryans                                      GACC       Lumberton            NC           28358
  14.79   Fire Mountain                              GACC       Griffin              GA           30223
  14.80   Ryans                                      GACC       Springfield          MO           65807
  14.81   Fire Mountain                              GACC       Calhoun              GA           30701
  14.82   Fire Mountain                              GACC       North Little Rock    AR           72117
  14.83   Ryans                                      GACC       Oak Ridge            TN           37830
  14.84   Fire Mountain                              GACC       Foley                AL           36535
  14.85   Ryans                                      GACC       Hot Springs          AR           71913
  14.86   Ryans                                      GACC       Johnstown            PA           15904
  14.87   Ryans                                      GACC       Seneca               SC           29678
  14.88   Ryans                                      GACC       Greenville           SC           29607
  14.89   Ryans                                      GACC       Marietta             OH           45750
  14.90   Ryans                                      GACC       Orangeburg           SC           29118
  14.91   Ryans                                      GACC       Lafayette            LA           70506
  14.92   Fire Mountain                              GACC       Fort Smith           AR           72903
  14.93   Ryans                                      GACC       Cincinnati           OH           45245
  14.94   Ryans                                      GACC       Akron                OH           44312
  14.95   Ryans                                      GACC       Gastonia             NC           28056
  14.96   Fire Mountain                              GACC       Concord              NC           28027
  14.97   Ryans                                      GACC       Elizabethtown        KY           42701
  14.98   Fire Mountain                              GACC       Clarksville          TN           37040
  14.99   Ryans                                      GACC       Corydon              IN           47112
 14.100   Ryans                                      GACC       Jonesboro            AR           72401
 14.101   Ryans                                      GACC       Morristown           TN           37814
 14.102   Ryans                                      GACC       Simpsonville         SC           29680
 14.103   Ryans                                      GACC       Sevierville          TN           37876
 14.104   Ryans                                      GACC       Cookeville           TN           38501
 14.105   Fire Mountain                              GACC       Mansfield            OH           44906
 14.106   Fire Mountain                              GACC       Columbia             SC           29209
 14.107   Ryans                                      GACC       Tyler                TX           75703
 14.108   Ryans                                      GACC       Millington           TN           38053
 14.109   Fire Mountain                              GACC       Winston-Salem        NC           27105
 14.110   Ryans                                      GACC       Tupelo               MS           38804
 14.111   Ryans                                      GACC       Cleveland            TN           37312
 14.112   Ryans                                      GACC       Indianapolis         IN           46227
 14.113   Ryans                                      GACC       Danville             IL           61834
 14.114   Ryans                                      GACC       Slidell              LA           70458
 14.115   Ryans                                      GACC       Clarksburg           WV           26301
 14.116   Ryans                                      GACC       Charleston           WV           25325
 14.117   Ryans                                      GACC       Hagerstown           MD           21740
 14.118   Home Town Buffet                           GACC       Burbank              CA           91504
 14.119   Ryans                                      GACC       Summerville          SC           29483
 14.120   Fire Mountain                              GACC       Beaver Falls         PA           15010
 14.121   Fire Mountain                              GACC       Mechanicsburg        PA           17050
 14.122   Home Town Buffet                           GACC       Canoga Park          CA           91307
 14.123   Ryans                                      GACC       Searcy               AR           72143
 14.124   Ryans                                      GACC       West Plains          MO           65775
 14.125   Home Town Buffet                           GACC       Lynwood              CA           90262
 14.126   Home Town Buffet                           GACC       Fresno               CA           93711
 14.127   Ryans                                      GACC       Lexington            SC           29072
 14.128   Old Country Buffet                         GACC       Union Gap            WA           98903
 14.129   Old Country Buffet                         GACC       Fairness Hills       PA           19030
 14.130   Ryans                                      GACC       Tuscaloosa           AL           35405
     15   Empirian Chesapeake                        GACC       Chesapeake           VA           23320
     19   300 7th Street                             GACC       Washington           DC           20024
     20   Bawabeh VII - Banco Popular                GACC       New York             NY        Various
     21   Bawabeh VI                                 GACC       Brooklyn             NY        Various
     22   Westin Portland                            GACC       Portland             OR           97205
     24   Montego Bay Apartments                     GACC       Henderson            NV           89014
     26   Longford Medical Center                    GACC       Las Vegas            NV           89128
     29   North Bronx Portfolio                      GACC       Bronx                NY        Various
   29.1   3018 Heath Avenue                          GACC       Bronx                NY           10463
   29.2   2770-80 Kingsbridge Terrace                GACC       Bronx                NY           10463
   29.3   1576 Taylor Avenue                         GACC       Bronx                NY           10460
   29.4   75 West 190th Street                       GACC       Bronx                NY           10468
   29.5   2500 University Avenue                     GACC       Bronx                NY           10468
   29.6   2505 Aqueduct Avenue                       GACC       Bronx                NY           10468
   29.7   2785 Sedgwick Avenue                       GACC       Bronx                NY           10468
   29.8   3215 Holland Avenue                        GACC       Bronx                NY           10467
   29.9   686 Rosewood Street                        GACC       Bronx                NY           10467
  29.10   2264 Grand Avenue                          GACC       Bronx                NY           10453
     34   Heron Cay MHP                              GACC       Vero Beach           FL           32966
     38   Skylark Pointe                             GACC       Parkville            MD           21234
     39   Villa Lucia Apartments                     GACC       Fresno               CA           93722
     40   1900 Bryant Street                         GACC       San Francisco        CA           94110
     41   The Park at Spanish Ridge                  GACC       Las Vegas            NV           89148
   41.1   8912 Spanish Ridge Avenue                  GACC       Las Vegas            NV           89148
   41.2   8918 Spanish Ridge Avenue                  GACC       Las Vegas            NV           89148
     45   CityPlace II                               GACC       Hartford             CT           06103
     46   Hotel Lucia                                GACC       Portland             OR           97205
          Annunziata Multifamily Portfolio           GACC       New York             NY        Various
     47   Annunziata Portfolio III                   GACC       New York             NY        Various
   47.1   3 West 87th Street                         GACC       New York             NY           10024
   47.2   141 West 72nd Street                       GACC       New York             NY           10023
   47.3   113 West 70th Street                       GACC       New York             NY           10023
   47.4   254 West 71st Street                       GACC       New York             NY           10023
   47.5   136 West 71st Street                       GACC       New York             NY           10023
     48   Annunziata Portfolio I                     GACC       New York             NY        Various
   48.1   406 East 64th Street                       GACC       New York             NY           10021
   48.2   304 East 89th Street                       GACC       New York             NY           10128
     49   Annunziata Portfolio II                    GACC       New York             NY        Various
   49.1   308 West 109th Street                      GACC       New York             NY           10025
   49.2   462 West 51st Street                       GACC       New York             NY           10019
     50   Wellington Place                           GACC       Orange Park          FL           32073
     51   Hotel Max                                  GACC       Seattle              WA           98101
     54   Physicians Medical Center of Baton Rouge   GACC       Baton Rouge          LA           70807
     63   BJ's Wholesale Club - Wallingford          GACC       Wallingford          CT           06492
     74   Arcadia Park Apartments                    GACC       Tuscon               AZ           85711
     76   Moses Multifamily Portfolio                GACC       New York             NY           10009
   76.1   208-210 East Seventh Street                GACC       New York             NY           10009
   76.2   114-116 East First Street                  GACC       New York             NY           10009
     77   Vero Palm MHP                              GACC       Vero Beach           FL           32966
     78   500 Victory Road                           GACC       Quincy               MA           02171
     86   290 Madison Avenue                         GACC       New York             NY           10017
     90   266 Washington Avenue                      GACC       Brooklyn             NY           11205
     91   Hampton Inn Salt Lake City                 GACC       Salt Lake City       UT           84101
     98   Office Max Plaza - Scottsdale              GACC       Scottsdale           AZ           85251
    100   Lake Lucerne Towers                        GACC       Orlando              FL           32801
    101   Vestin Corporate Center                    GACC       Las Vegas            NV           89113
    103   Marks Portfolio                            GACC       New York             NY        Various
  103.1   213 West 23rd Street                       GACC       New York             NY           10011
  103.2   122 East 25th Street                       GACC       New York             NY           10010
  103.3   22 Warren Street                           GACC       New York             NY           10007
    104   5 Enterprise Drive                         GACC       Old Lyme             CT           06371
    110   Garden Grove Shopping Center               GACC       Garden Grove         CA           92843
    113   41-29 46th Street                          GACC       Sunnyside            NY           11104
    116   River Crossing                             GACC       Tyngsborough         MA           01879
    122   Pines at Lanier                            GACC       Gainesville          GA           30504
    125   5151 Tyler Lakes Boulevard                 GACC       West Palm Beach      FL           33407
    126   4400 Pacific Boulevard                     GACC       Vernon               CA           90058
    127   1 North Central Avenue                     GACC       Hartsdale            NY           10530
    133   Signature Place                            GACC       Oklahoma City        OK           73132
    142   Strand Capital Partners XI                 GACC       Myrtle Beach         SC           29577
    148   29 Barstow Road                            GACC       Great Neck           NY           11021

                                                                           Cut-off                                   Monthly
                                                Interest    Original       Date           Maturity / ARD   Payment   Debt
ID        Address                               Rate        Balance        Balance        Balance          Date      Service
-------   -----------------------------------   --------    ------------   ------------   --------------   -------   ----------
      1   8100 24th Avenue South                  5.7990%   $345,000,000   $345,000,000   $  345,000,000         1   $1,690,368
      2   1400 Smith Street                       5.7700%    240,000,000    240,000,000      240,000,000         1    1,170,028
          Various                                 5.5902%    106,000,000    106,000,000      101,754,034         1      562,434
      5   369 Lexington Avenue                    5.5060%     60,000,000     60,000,000       55,754,034         1      340,899
      6   2 West 46th Street                      5.7000%     46,000,000     46,000,000       46,000,000         1      221,535
      9   1050 Shaw Avenue                        5.8000%     77,777,777     77,777,777       77,777,777         1      381,147
     11   7000 East Mayo Boulevard                5.6500%     70,000,000     70,000,000       70,000,000         1      334,161
     13   Various                                 6.0300%     64,800,000     64,800,000       64,800,000         1      330,143
   13.1   10901 NW 40th Street                                33,600,000     33,600,000
   13.2   8080 NW 10th Court                                  31,200,000     31,200,000
     14   Various                                 6.0050%     64,515,000     64,515,000       57,175,776         1      387,007
   14.1   232 Frontage Road                                      916,992        916,992
   14.2   3000 South Ferdon Boulevard                            790,782        790,782
   14.3   1470 Skibo Road                                        757,258        757,258
   14.4   1920 Mel Browning Street                               755,264        755,264
   14.5   9006 Pensacola Boulevard                               743,217        743,217
   14.6   4690 Presidential Parkway                              722,924        722,924
   14.7   1413 North Loop 336 West                               716,970        716,970
   14.8   1900 Manchester Expressway                             715,076        715,076
   14.9   1320 North Eisenhower Drive                            706,788        706,788
  14.10   1953 Whiskey Road                                      687,368        687,368
  14.11   438 Riverwind Drive                                    685,424        685,424
  14.12   1000 Brevard Road                                      682,344        682,344
  14.13   4260 Dowlen Road                                       677,833        677,833
  14.14   1228 North Westover Boulevard                          674,099        674,099
  14.15   3580 Main Street                                       665,069        665,069
  14.16   8671 Highway 17 Bypass                                 660,236        660,236
  14.17   6561 Atlanta Highway                                   655,979        655,979
  14.18   7321 Rivers Avenue                                     649,895        649,895
  14.19   205 Belle Meade Point                                  648,797        648,797
  14.20   341 Eisenhower Drive                                   642,646        642,646
  14.21   195 Greasy Ridge Road                                  631,048        631,048
  14.22   3435 Lebanon Pike                                      625,483        625,483
  14.23   208 Bobby Jones Expressway                             624,023        624,023
  14.24   1304 Bower Parkway                                     622,494        622,494
  14.25   10052 Two Notch Road                                   620,512        620,512
  14.26   921 Wimberly Drive SW                                  617,085        617,085
  14.27   1501 West Poinsett                                     616,618        616,618
  14.28   1021 Dowdy Road                                        613,300        613,300
  14.29   829 Saint Andrews Boulevard                            611,328        611,328
  14.30   1045 Southwest Wilshire Boulevard                      611,328        611,328
  14.31   925 Foxcroft Avenue                                    608,238        608,238
  14.32   243 Steven B. Tanger Boulevard                         607,382        607,382
  14.33   988 Goodman Road                                       597,594        597,594
  14.34   1780 Carl D. Silver Parkway                            597,524        597,524
  14.35   1275 Knox Avenue                                       596,538        596,538
  14.36   3517 Clemson Boulevard                                 591,608        591,608
  14.37   4439 Rangeline Road                                    587,811        587,811
  14.38   1053 Hunters Xing                                      586,155        586,155
  14.39   2310 FM 2004                                           584,467        584,467
  14.40   5104 Hixson Pike                                       584,462        584,462
  14.41   910 South Range Avenue                                 581,748        581,748
  14.42   126 Highway 400 North                                  581,194        581,194
  14.43   1829 Old Fort Parkway                                  573,888        573,888
  14.44   2009 Highway 78 East                                   572,114        572,114
  14.45   362 Cox Creek Parkway                                  571,888        571,888
  14.46   3607 Highway 17                                        565,145        565,145
  14.47   2400 Airline Drive                                     559,302        559,302
  14.48   150 Keith Drive                                        558,083        558,083
  14.49   4500 Frederica Street                                  556,386        556,386
  14.50   2305 Shorter Avenue SW                                 551,879        551,879
  14.51   4051 Ryan Street                                       551,204        551,204
  14.52   2664 Highway 70 SE                                     547,243        547,243
  14.53   823 Joe Frank Harris Parkway                           544,459        544,459
  14.54   2854 North Main Street                                 542,307        542,307
  14.55   1156 Bankhead Highway                                  540,335        540,335
  14.56   4955 Highway 90                                        537,977        537,977
  14.57   2580 North Franklin Street                             533,984        533,984
  14.58   1915 Cobbs Ford Road                                   533,532        533,532
  14.59   5140 Hinkleville Road                                  532,447        532,447
  14.60   119 West Highway 332                                   532,447        532,447
  14.61   1973 Bryant Road                                       532,447        532,447
  14.62   30179 Eastern Shore Court                              532,447        532,447
  14.63   55 Pace Court                                          530,517        530,517
  14.64   6124 White Horse Road                                  530,236        530,236
  14.65   1411 Shook Drive                                       527,720        527,720
  14.66   203 North Sandy Creek Drive                            523,007        523,007
  14.67   1950 East Kearney Street                               522,587        522,587
  14.68   1720 Cherokee Avenue SW                                519,853        519,853
  14.69   151 Dorman Center Drive                                518,527        518,527
  14.70   1707 Charleston Highway                                517,051        517,051
  14.71   3240 South Oates Street                                512,727        512,727
  14.72   6410 Calhoun Memorial Highway                          512,423        512,423
  14.73   838 Odum Road                                          507,123        507,123
  14.74   510 Rangeline Road                                     506,715        506,715
  14.75   1703 Bypass 72 NE                                      506,706        506,706
  14.76   2904 Church Street                                     505,209        505,209
  14.77   1635 Lincoln Way East                                  503,881        503,881
  14.78   220 Jackson Court                                      502,867        502,867
  14.79   1323 North Expressway                                  499,093        499,093
  14.80   2501 South Campbell Avenue                             498,777        498,777
  14.81   422 West Belmont Drive                                 494,965        494,965
  14.82   4000 Springhill Plaza Court                            490,770        490,770
  14.83   401 South Tulane Avenue                                490,239        490,239
  14.84   2301 South Mckenzie Street                             489,278        489,278
  14.85   4538 Central Avenue                                    488,688        488,688
  14.86   420 Galleria Drive                                     488,278        488,278
  14.87   1616 Sandifer Road                                     488,001        488,001
  14.88   1255 Woodruff Road                                     483,724        483,724
  14.89   823 Pike Street                                        482,401        482,401
  14.90   2580 North Road                                        479,473        479,473
  14.91   3253 Ambassador Caffery                                477,895        477,895
  14.92   3600 Massard Road                                      475,800        475,800
  14.93   4450 Ryans Way                                         468,517        468,517
  14.94   2863 Arlington Road                                    458,507        458,507
  14.95   2900 East Franklin Boulevard                           454,318        454,318
  14.96   8601 Concord Mills Boulevard                           454,034        454,034
  14.97   1034 Executive Drive                                   453,904        453,904
  14.98   2702 Wilma Rudolph Boulevard                           453,662        453,662
  14.99   2230 Edsel Lane NW                                     453,566        453,566
 14.100   2809 East Highland Drive                               453,566        453,566
 14.101   203 North Davy Crockett Parkway                        450,735        450,735
 14.102   3940 Grandview Drive                                   448,756        448,756
 14.103   502 Winfield Dunn Parkway                              443,706        443,706
 14.104   791 South Jefferson Avenue                             442,178        442,178
 14.105   994 North Lexington Springmill Road                    433,846        433,846
 14.106   7550 Garner's Ferry Road                               433,846        433,846
 14.107   5626 South Broadway Avenue                             430,687        430,687
 14.108   8165 U.S. Highway 51 North                             423,986        423,986
 14.109   333 Summit Square Court                                423,000        423,000
 14.110   3990 Gloster                                           405,165        405,165
 14.111   138 Paul Huff Parkway NW                               402,943        402,943
 14.112   8180 U.S. Route 31 South                               379,622        379,622
 14.113   4117 North Vermilion                                   374,409        374,409
 14.114   1100 Robert Road                                       262,224        262,224
 14.115   519 Emily Drive                                        144,984        144,984
 14.116   103 R H L Boulevard                                    141,314        141,314
 14.117   17830 Garland Groh Boulevard                           140,702        140,702
 14.118   1850 Empire Avenue                                     134,585        134,585
 14.119   1314 North Main Street                                 131,526        131,526
 14.120   400 Chippewa Town Center                               117,762        117,762
 14.121   6476 Carlisle Pike                                     112,562        112,562
 14.122   6705 North Fallbrook Avenue                            103,997        103,997
 14.123   3608 East Race Avenue                                   90,539         90,539
 14.124   1321 Preacher Roe Boulevard                             86,257         86,257
 14.125   3102 East Imperial Highway                              85,645         85,645
 14.126   3617 West Shaw Avenue                                   73,410         73,410
 14.127   5579 Sunset Boulevard                                   73,410         73,410
 14.128   2513 Main Street                                        73,410         73,410
 14.129   650 Commerce Boulevard                                  63,010         63,010
 14.130   4373 Courtney Drive                                     39,764         39,764
     15   150 Coveside Lane                       5.8150%     63,000,000     63,000,000       58,794,581         1      370,256
     19   300 7th Street SW                       5.7350%     51,000,000     51,000,000       51,000,000         1      247,123
     20   Various                                 5.6420%     41,650,000     41,650,000       38,778,314         1      240,208
     21   Various                                 5.8590%     40,000,000     40,000,000       35,333,980         1      236,206
     22   750 SW Alder Street                     5.8100%     40,000,000     40,000,000       36,688,186         1      234,956
     24   1050 Whitney Ranch Drive                5.7140%     38,000,000     38,000,000       38,000,000         1      183,456
     26   7455 West Washington Avenue             5.5100%     36,200,000     36,200,000       34,749,499         1      205,767
     29   Various                                 5.8300%     35,000,000     35,000,000       35,000,000         1      172,403
   29.1   3018 Heath Avenue                                    4,725,738      4,725,738
   29.2   2770-80 Kingsbridge Terrace                          4,578,059      4,578,059
   29.3   1576 Taylor Avenue                                   4,135,021      4,135,021
   29.4   75 West 190th Street                                 3,691,983      3,691,983
   29.5   2500 University Avenue                               3,544,304      3,544,304
   29.6   2505 Aqueduct Avenue                                 3,322,785      3,322,785
   29.7   2785 Sedgwick Avenue                                 3,027,426      3,027,426
   29.8   3215 Holland Avenue                                  2,805,907      2,805,907
   29.9   686 Rosewood Street                                  2,805,907      2,805,907
  29.10   2264 Grand Avenue                                    2,362,869      2,362,869
     34   1400 90th Avenue                        5.7570%     30,675,000     30,675,000       30,675,000         1      149,207
     38   9150 Parkland Road                      5.8080%     27,200,000     27,200,000       25,786,749         1      159,735
     39   4262 Figarden Drive                     5.6620%     27,000,000     27,000,000       27,000,000         1      129,164
     40   1900 Bryant Street                      5.7500%     26,000,000     26,000,000       21,885,768         1      151,729
     41   Various                                 6.0050%     26,000,000     26,000,000       24,326,992         1      155,967
   41.1   8912 Spanish Ridge Avenue                           16,728,462     16,728,462
   41.2   8918 Spanish Ridge Avenue                            9,271,538      9,271,538
     45   185 Asylum Street                       6.0170%     25,000,000     25,000,000       25,000,000         1      127,095
     46   400 SW Broadway Avenue                  5.8100%     25,000,000     25,000,000       22,506,468         1      146,848
          Various                                 5.7580%     24,700,000     24,700,000       23,033,181         1      144,268
     47   Various                                 5.7580%     14,750,000     14,750,000       13,754,632         1       86,152
   47.1   3 West 87th Street                                   4,711,806      4,711,806
   47.2   141 West 72nd Street                                 3,755,787      3,755,787
   47.3   113 West 70th Street                                 2,526,620      2,526,620
   47.4   254 West 71st Street                                 1,980,324      1,980,324
   47.5   136 West 71st Street                                 1,775,463      1,775,463
     48   Various                                 5.7580%      6,650,000      6,650,000        6,201,241         1       38,841
   48.1   406 East 64th Street                                 3,884,653      3,884,653
   48.2   304 East 89th Street                                 2,765,347      2,765,347
     49   Various                                 5.7580%      3,300,000      3,300,000        3,077,307         1       19,275
   49.1   308 West 109th Street                                1,811,765      1,811,765
   49.2   462 West 51st Street                                 1,488,235      1,488,235
     50   1863 Wells Road                         5.7530%     23,500,000     23,500,000       23,500,000         1      114,228
     51   620 Stewart Street                      5.8100%     22,400,000     22,400,000       20,165,795         1      131,575
     54   7855 Howell Boulevard                   5.8850%     20,560,000     20,560,000       18,171,447         1      121,752
     63   1046 North Colony Road                  5.9700%     16,360,000     16,360,000       16,360,000         1       82,521
     74   250 North Arcadia Avenue                6.2800%     13,600,000     13,600,000       13,600,000         1       72,162
     76   Various                                 5.9180%     13,000,000     13,000,000       13,000,000         1       65,002
   76.1   208-210 East Seventh Street                          7,048,193      7,048,193
   76.2   114-116 East First Street                            5,951,807      5,951,807
     77   1405 82nd Avenue                        5.7570%     12,325,000     12,325,000       12,325,000         1       59,950
     78   500 Victory Road                        5.8200%     12,000,000     12,000,000       10,123,474         1       70,563
     86   290 Madison Avenue                      6.3100%     11,000,000     11,000,000       11,000,000         1       58,645
     90   266 Washington Avenue                   6.1740%     10,000,000     10,000,000       10,000,000         1       52,165
     91   425 South 300 West                      5.6100%     10,000,000     10,000,000        7,641,766         1       62,067
     98   3308-3388 North Hayden Road             5.5700%      9,280,000      9,280,000        8,631,424         1       53,099
    100   20 West Lucerne Circle                  5.7700%      9,100,000      9,100,000        9,100,000         1       44,364
    101   8379 West Sunset Road                   5.9050%      9,100,000      9,100,000        8,208,239         1       54,005
    103   Various                                 5.9850%      9,000,000      9,000,000        8,418,631         1       53,873
  103.1   213 West 23rd Street                                 6,249,057      6,249,057
  103.2   122 East 25th Street                                 1,596,226      1,596,226
  103.3   22 Warren Street                                     1,154,717      1,154,717
    104   5 Enterprise Drive                      5.7430%      8,700,000      8,700,000        8,111,533         1       50,732
    110   13004-13112 Harbor Boulevard            6.0300%      7,900,000      7,900,000        7,900,000         1       40,249
    113   41-29 46th Street                       5.8960%      7,500,000      7,500,000        7,007,353         1       44,466
    116   2, 3, 6 & 7 Village Lane                5.8800%      7,200,000      7,200,000        6,363,183         1       42,614
    122   2354 Pine Cove Circle                   5.8400%      6,400,000      6,400,000        5,765,436         1       37,715
    125   5151 Tyler Lakes Boulevard              5.7150%      6,300,000      6,300,000        5,426,737         1       36,625
    126   4400 Pacific Boulevard                  5.9450%      6,140,000      6,140,000        5,199,195         1       36,596
    127   1 North Central Avenue                  5.8900%      6,100,000      6,100,000        5,698,623         1       36,142
    133   5909 Northwest Expressway               5.9020%      5,350,000      5,350,000        4,914,801         1       31,740
    142   1114 Celebrity Circle                   6.8000%      4,850,000      4,850,000        3,546,090         1       35,461
    148   29 Barstow Road                         5.9050%      4,300,000      4,300,000        4,018,038         1       25,519

                            Interest                                                  Crossed
          Administrative    Accrual      ARD                                          With                      Loan Group
ID        Fee Rate          Basis        (Yes/No)   Lockbox                           Other Loans               1 or 2
-------   --------------    ----------   --------   -------------------------------   -----------------------   ----------
      1         0.030540%   Actual/360   No         Springing                         No                                 1
      2         0.030540%   Actual/360   No         Hard                              No                                 1
                            Actual/360   No         Soft at Closing, Springing Hard   Yes - Staua / Srourrack            1
      5         0.030540%   Actual/360   No         Soft at Closing, Springing Hard   Yes - Staua / Srourrack            1
      6         0.030540%   Actual/360   No         Soft at Closing, Springing Hard   Yes - Staua / Srourrack            1
      9         0.080540%   Actual/360   No         Hard                              No                                 1
     11         0.030540%   Actual/360   No         Soft at Closing, Springing Hard   No                                 1
     13         0.030540%   Actual/360   No         Soft at Closing, Springing Hard   No                                 2
   13.1
   13.2
     14         0.020540%   Actual/360   No         Hard                              No                                 1
   14.1
   14.2
   14.3
   14.4
   14.5
   14.6
   14.7
   14.8
   14.9
  14.10
  14.11
  14.12
  14.13
  14.14
  14.15
  14.16
  14.17
  14.18
  14.19
  14.20
  14.21
  14.22
  14.23
  14.24
  14.25
  14.26
  14.27
  14.28
  14.29
  14.30
  14.31
  14.32
  14.33
  14.34
  14.35
  14.36
  14.37
  14.38
  14.39
  14.40
  14.41
  14.42
  14.43
  14.44
  14.45
  14.46
  14.47
  14.48
  14.49
  14.50
  14.51
  14.52
  14.53
  14.54
  14.55
  14.56
  14.57
  14.58
  14.59
  14.60
  14.61
  14.62
  14.63
  14.64
  14.65
  14.66
  14.67
  14.68
  14.69
  14.70
  14.71
  14.72
  14.73
  14.74
  14.75
  14.76
  14.77
  14.78
  14.79
  14.80
  14.81
  14.82
  14.83
  14.84
  14.85
  14.86
  14.87
  14.88
  14.89
  14.90
  14.91
  14.92
  14.93
  14.94
  14.95
  14.96
  14.97
  14.98
  14.99
 14.100
 14.101
 14.102
 14.103
 14.104
 14.105
 14.106
 14.107
 14.108
 14.109
 14.110
 14.111
 14.112
 14.113
 14.114
 14.115
 14.116
 14.117
 14.118
 14.119
 14.120
 14.121
 14.122
 14.123
 14.124
 14.125
 14.126
 14.127
 14.128
 14.129
 14.130
     15         0.030540%   Actual/360   No         None                              No                                 1
     19         0.030540%   Actual/360   No         Hard                              No                                 1
     20         0.030540%   Actual/360   No         None                              No                                 1
     21         0.030540%   Actual/360   No         None                              No                                 1
     22         0.030540%   Actual/360   No         Springing                         No                                 1
     24         0.030540%   Actual/360   No         Soft at Closing, Springing Hard   No                                 2
     26         0.030540%   Actual/360   No         Soft at Closing, Springing Hard   No                                 1
     29         0.030540%   Actual/360   No         None                              No                                 2
   29.1
   29.2
   29.3
   29.4
   29.5
   29.6
   29.7
   29.8
   29.9
  29.10
     34         0.030540%   Actual/360   No         None                              No                                 2
     38         0.030540%   Actual/360   No         None                              No                                 2
     39         0.030540%   Actual/360   No         None                              No                                 1
     40         0.030540%   Actual/360   No         Soft at Closing, Springing Hard   No                                 1
     41         0.080540%   Actual/360   No         Hard                              No                                 1
   41.1
   41.2
     45         0.030540%   Actual/360   No         None                              No                                 1
     46         0.030540%   Actual/360   No         Springing                         No                                 1
                0.030540%   Actual/360   No         None                              Yes - Annunziata                   1
     47         0.030540%   Actual/360   No         None                              Yes - Annunziata                   1
   47.1
   47.2
   47.3
   47.4
   47.5
     48         0.030540%   Actual/360   No         None                              Yes - Annunziata                   1
   48.1
   48.2
     49         0.030540%   Actual/360   No         None                              Yes - Annunziata                   1
   49.1
   49.2
     50         0.030540%   Actual/360   No         None                              No                                 2
     51         0.030540%   Actual/360   No         Springing                         No                                 1
     54         0.030540%   Actual/360   No         Springing                         No                                 1
     63         0.030540%   Actual/360   No         Hard                              No                                 1
     74         0.030540%   Actual/360   No         None                              No                                 2
     76         0.030540%   Actual/360   No         None                              No                                 2
   76.1
   76.2
     77         0.030540%   Actual/360   No         None                              No                                 2
     78         0.030540%   Actual/360   No         Springing                         No                                 1
     86         0.030540%   Actual/360   No         Soft at Closing, Springing Hard   No                                 1
     90         0.030540%   Actual/360   No         None                              No                                 2
     91         0.030540%   Actual/360   No         None                              No                                 1
     98         0.030540%   Actual/360   No         None                              No                                 1
    100         0.030540%   Actual/360   No         None                              No                                 2
    101         0.030540%   Actual/360   No         Hard                              No                                 1
    103         0.030540%   Actual/360   No         Springing                         No                                 1
  103.1
  103.2
  103.3
    104         0.030540%   Actual/360   No         Hard                              No                                 1
    110         0.030540%   Actual/360   No         None                              No                                 1
    113         0.030540%   Actual/360   No         None                              No                                 2
    116         0.030540%   Actual/360   No         None                              No                                 2
    122         0.030540%   Actual/360   No         None                              No                                 2
    125         0.030540%   Actual/360   No         Hard                              No                                 1
    126         0.030540%   Actual/360   No         None                              No                                 1
    127         0.030540%   Actual/360   No         Soft at Closing, Springing Hard   No                                 1
    133         0.030540%   Actual/360   No         Soft at Closing, Springing Hard   No                                 1
    142         0.030540%   Actual/360   No         Hard                              No                                 1
    148         0.030540%   Actual/360   No         None                              No                                 1

          Net
          Rentable Area
ID        SF/Units
-------   -------------
      1       2,769,954
      2       1,228,877
                265,809
      5         150,387
      6         115,422
      9         689,601
     11         581,486
     13             612
   13.1             320
   13.2             292
     14       1,339,957
   14.1          10,485
   14.2          10,854
   14.3          10,211
   14.4          10,065
   14.5          10,211
   14.6          10,825
   14.7          10,100
   14.8           9,023
   14.9          10,388
  14.10          10,485
  14.11          10,485
  14.12          10,627
  14.13          11,083
  14.14           9,353
  14.15           9,097
  14.16          10,485
  14.17           9,282
  14.18           9,727
  14.19          10,825
  14.20           9,921
  14.21          10,825
  14.22          11,530
  14.23           9,561
  14.24           8,891
  14.25          10,143
  14.26           9,058
  14.27           9,327
  14.28          10,825
  14.29          11,099
  14.30          10,825
  14.31          10,825
  14.32          10,349
  14.33          10,349
  14.34          10,825
  14.35          10,901
  14.36          10,724
  14.37          10,825
  14.38           9,921
  14.39          11,530
  14.40           9,353
  14.41           9,921
  14.42          10,825
  14.43          10,065
  14.44          10,642
  14.45          10,349
  14.46          10,065
  14.47          11,860
  14.48           9,921
  14.49          10,349
  14.50           9,616
  14.51          11,860
  14.52          10,825
  14.53          10,100
  14.54          10,349
  14.55          10,349
  14.56          10,825
  14.57          10,349
  14.58          10,466
  14.59          10,017
  14.60          10,398
  14.61          11,035
  14.62          10,825
  14.63           9,921
  14.64           9,921
  14.65          10,825
  14.66          10,349
  14.67          10,825
  14.68          10,349
  14.69          10,825
  14.70           9,023
  14.71           9,921
  14.72           9,253
  14.73          10,825
  14.74          10,065
  14.75           9,616
  14.76           9,921
  14.77          10,825
  14.78          10,065
  14.79          10,825
  14.80          11,530
  14.81           9,921
  14.82          10,825
  14.83          10,398
  14.84          10,349
  14.85           9,921
  14.86           9,921
  14.87          10,398
  14.88          10,642
  14.89          10,388
  14.90          10,349
  14.91          11,860
  14.92          10,825
  14.93          11,530
  14.94          10,075
  14.95          10,065
  14.96          10,825
  14.97          10,349
  14.98          10,065
  14.99           9,921
 14.100          10,349
 14.101          10,825
 14.102          10,065
 14.103          10,825
 14.104          10,349
 14.105          10,254
 14.106          10,982
 14.107          10,398
 14.108           9,921
 14.109          10,825
 14.110          10,388
 14.111          10,349
 14.112           9,407
 14.113          10,642
 14.114          10,941
 14.115          10,642
 14.116          10,642
 14.117          10,825
 14.118           8,327
 14.119          10,133
 14.120          10,896
 14.121          10,825
 14.122           9,013
 14.123           9,921
 14.124          10,466
 14.125           8,858
 14.126           9,124
 14.127          10,103
 14.128           8,464
 14.129          10,380
 14.130           9,078
     15             374
     19         143,413
     20          41,604
     21         150,400
     22             205
     24             420
     26         132,135
     29             535
   29.1              86
   29.2              71
   29.3              71
   29.4              49
   29.5              57
   29.6              48
   29.7              48
   29.8              51
   29.9              29
  29.10              25
     34             597
     38             336
     39             272
     40         155,164
     41         114,169
   41.1          72,786
   41.2          41,383
     45         292,039
     46             127
                    110
     47              55
   47.1              20
   47.2               7
   47.3              10
   47.4               8
   47.5              10
     48              34
   48.1              16
   48.2              18
     49              21
   49.1              11
   49.2              10
     50             358
     51             163
     54          76,370
     63         119,598
     74             288
     76              58
   76.1              28
   76.2              30
     77             285
     78         155,958
     86          38,125
     90             113
     91             158
     98          65,136
    100             157
    101          40,940
    103          31,483
  103.1          20,864
  103.2           4,785
  103.3           5,834
    104          92,500
    110          37,081
    113              96
    116              96
    122             157
    125         107,000
    126         243,626
    127          14,390
    133         101,146
    142          13,600
    148          22,404

                                   EXHIBIT B

                                THE MORTGAGE FILE

               The "Mortgage File" for any Mortgage Loan shall, subject to
Section 2(b), collectively consist of the following documents:

               (i) (A) the original Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the Originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of LaSalle Bank National Association, as Trustee for the registered holders of COMM 2006-C8, Commercial Mortgage Pass-Through Certificates, without recourse" and
(B) in the case of a Serviced Companion Loan, a copy of the executed Note for such Serviced Companion Loan;

               (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan or Serviced Whole Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

               (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity); provided, if the related Mortgage has been recorded in the name of MERS or its designee, no assignment of Mortgage in favor of the Trustee will be required to be recorded or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

               (iv) (A) an original or copy of any related security agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan or Serviced Whole Loan to the most recent assignee of record thereof prior to the Trustee, if any; and (B) an original assignment of any related security agreement (if such item is a document separate from the related Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above; provided, if the related security agreement has been recorded in the name of MERS or its designee, no assignment of security agreement in favor of the Trustee will be required to be recorded or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related assignment of security agreement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of security agreements maintained by MERS;

               (v) (A) stamped or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the Originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property (in each case with evidence of filing or recording thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Custodian, together with original UCC-2 or UCC-3 assignments of financing statements showing a complete chain of assignment from the secured party named in such UCC-1 financing statement to the most recent assignee of record thereof prior to the Trustee, if any, and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, an assignment of UCC financing statement by the most recent assignee of record prior to the Trustee or, if none, by the Originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee; provided, if the related UCC financing statement has been recorded in the name of MERS or its designee, no UCC financing statement in favor of the Trustee will be required to be recorded or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related UCC Financing Statement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of UCC financing statements maintained by MERS;

               (vi) the original or a copy of the Loan Agreement relating to such Mortgage Loan, if any;

               (vii) the original or a copy of the lender's title insurance policy issued in connection with the origination of the Mortgage Loan, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property or a "marked-up" commitment to insure marked as binding and countersigned by the related insurer or its authorized agent (which may be a pro forma or specimen title insurance policy which has been accepted or approved as binding in writing by the related title insurance company), or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company;

               (viii) (A) the original or a copy of the related Assignment of Leases, Rents and Profits (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon; and (B) an original assignment of any related Assignment of Leases, Rents and Profits (a "Reassignment of Assignment of Leases, Rents and Profits") (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above; provided, if the related Assignment of Leases, Rents and Profits has been recorded in the name of MERS or its designee, no Assignment of Leases, Rents and Profits in favor of the Trustee will be required to be recorded or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related Assignment of Leases, Rents and Profits on the records of MERS for purposes of the system of recording transfers of beneficial ownership of assignment of leases, rents and profits maintained by MERS;

               (ix) the original of any environmental indemnity agreements and copies of any environmental insurance policies pertaining to the Mortgaged Properties required in connection with origination of the Mortgage Loans, if any;

               (x) copies of the original Management Agreements, if any, for the Mortgaged Properties;

               (xi) if the Borrower has a leasehold interest in the related Mortgaged Property, the original ground lease and any related lessor estoppel or a copy thereof;

               (xii) if the related assignment of contracts is separate from the Mortgage, the original executed version of such assignment of contracts and the assignment thereof to the Trustee;

               (xiii) if any related Lock-Box Agreement or Cash Collateral Account Agreement is separate from the Mortgage or Loan Agreement, a copy thereof; with respect to the Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts, if any, a copy of the UCC-1 financing statements, if any, submitted for filing with respect to the Seller's security interest in the Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (and UCC-3 assignments of financing statements assigning such UCC-1 financing statements to the Trustee on behalf of the Certificateholders and with respect to any Serviced Whole Loan, on behalf of Certificateholders and the related Serviced Companion Loan Noteholders);

               (xiv) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan or Serviced Whole Loan has been assumed;

               (xv) the original or a copy of any guaranty of the obligations of the Borrower under the Mortgage Loan or Serviced Whole Loan together with, as applicable, (A) the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the Originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the Originator;

               (xvi) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the related Borrower if the Mortgage, Note or other document or instrument referred to above was signed on behalf of the Borrower pursuant to such power of attorney;

               (xvii) the original (or copy, if the original is held by the Master Servicer pursuant to Section 2(b)) of any letter of any credit held by the lender as beneficiary or assigned as security for such Mortgage Loan;

               (xviii) the appropriate assignment or amendment documentation related to the assignment to the Trust of any letter of credit securing such Mortgage Loan (or copy thereof, if the original is held by the Master Servicer pursuant to Section 2(b)) which entitles the Master Servicer on behalf of the Trust to draw thereon;

               (xix) with respect hospitality properties, a copy of the franchise agreement, if any, an original or copy of the comfort letter, if any, and any transfer documents with respect to any such comfort letter; and

               (xx) with respect to each Whole Loan, a copy of the related Co-Lender Agreement and a copy of the related Other Pooling and Servicing Agreement, if applicable.

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses
(iii), (iv)(B), (viii)(B) and (xv)(B), may be in the form of one or more instruments in recordable form in any applicable filing or recording offices.

                                    EXHIBIT C

                     MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES
                     REPRESENTATIONS AND WARRANTIES OF THE SELLER
                     REGARDING THE INDIVIDUAL MORTGAGE LOANS

        With respect to each Mortgage Loan, the Seller hereby represents and warrants, as of the date herein specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule C-1 hereto, that:

                1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

                2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

                3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date.

                4) Lien; Valid Assignment. None of the matters referred to in clauses (B), (C) or (D) of the definition of "Permitted Encumbrances" (as defined below), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use of the Mortgaged Property, or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage; provided, if the related assignment of Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and enforceable (subject to the exceptions set forth in paragraph 13 below) first lien on the Mortgaged Property (subject to the Permitted Encumbrances) and, subject to the exceptions set forth in paragraph 13 below, valid and enforceable security interest in favor of the holder thereof in all of the related Borrower's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Borrower's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property; provided, if the related Uniform Commercial Code Financing Statement has been recorded in the name of MERS or its designee, no assignment of Uniform Commercial Code Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by
        MERS). Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

        "Permitted Encumbrances" shall mean, (A) the lien for current real estate taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (C) exceptions and exclusions specifically referred to in such lender's title insurance policy, (D) other matters to which like properties are commonly subject.

                5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Borrower's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same; provided, if the related Assignment of Leases has been recorded in the name of MERS or its designee, no Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

                6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

                7) Condition of Property; Condemnation. (i) Each of the Mortgaged Properties securing the Mortgage Loans was the subject of an engineering report within 18 months prior to the Cut-off Date. Each such Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan. Each Mortgaged Property securing the Mortgage Loans that was not the subject of an engineering report within 18 months prior to the Cut-off Date is set forth on Schedule C-1 to this Exhibit C and each such Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

                8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

                9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing Date have been complied with, or any such funds so escrowed have not been released.

                10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

                11) Trustee under Deed of Trust. If any Mortgage is a deed of trust, (i) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (ii) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

                12) Environmental Conditions.

                        i) Each of the Mortgaged Properties securing the
                Mortgage Loans was the subject of an environmental site assessment within 18 months prior to the Cut-off Date or the Mortgaged Property is covered under paragraph 12(iii) below. An environmental site assessment, or an update of a previous such report, was performed with respect to each such Mortgaged Property in connection with the origination or the sale of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Borrower was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated, or (iii) the related Borrower was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan.

                        ii) In the case of each Mortgage Loan set forth on
                Schedule C-1 to this Exhibit C, (i) such Mortgage Loan is the subject of a Secured Creditor Impaired Property Policy, issued by the issuer set forth on Schedule C-1 (the "Policy Issuer") and effective as of the date thereof (the "Environmental Insurance Policy"), (ii) the Environmental Insurance Policy is in full force and effect, (iii)(a) a property condition or engineering report was prepared with respect to lead based paint ("LBP"), asbestos containing materials ("ACM") and radon gas ("RG") at each related Mortgaged Property, and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Borrower (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security or establish with the lender a reserve from loan proceeds, in an amount deemed to be sufficient by the Seller, for the remediation of the problem, and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan, (iv) on the effective date of the Environmental Insurance Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer, or (c) an engineering or other report provided to the Policy Issuer, and (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

                        iii) With respect to the Mortgaged Properties securing
                the Mortgage Loans that were not the subject of an environmental site assessment within 18 months prior to the Cut-off Date, which Mortgaged Properties are set forth on Schedule C-1 to this Exhibit C, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred, or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property, and neither Seller nor, to Seller's knowledge, the related Borrower or any current tenant thereon, has received any notice of violation or potential violation of any such law.

               "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

                13) Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Borrower is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreement.

                14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Borrower to maintain all such insurance and, upon such Borrower's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower. Each Mortgage provides that casualty insurance proceeds will be applied
        (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Borrower, or (c) to the reduction of the principal amount of the Mortgage Loan.

                15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest or penalties would be first payable thereon.

                16) Borrower Bankruptcy. No Mortgaged Property, nor any portion thereof is the subject of, and no Borrower under a Mortgage Loan is, a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

                17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Borrower as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Borrower's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

                        i) Such Ground Lease or a memorandum thereof has been or
                will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

                        ii) The lessee's interest in such Ground Lease is not
                subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

                        iii) The Borrower's interest in such Ground Lease is
                assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

                        iv) Such Ground Lease is in full force and effect, and
                the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

                        v) Such Ground Lease or an estoppel letter or other
                agreement, (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

                        vi) A mortgagee is permitted a reasonable opportunity
                (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                        vii) Such Ground Lease has an original term (including
                any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

                        viii) Under the terms of such Ground Lease and the
                related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

                        ix) Such Ground Lease does not impose any restrictions
                on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

                        x) Such Ground Lease requires the Lessor to enter into a
                new lease upon termination of such Ground Lease or if such Ground Lease is rejected in a bankruptcy proceeding.

                18) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a), and the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) (without regard to Section 856(e)(4) of the Code).

                19) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

                20) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

                21) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

                22) Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

                23) Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

                24) Releases of Mortgaged Property. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property (that was included in the appraisal for such Mortgaged Property and/or generates income) from the lien of the related Mortgage, except (i) upon payment in full of all amounts due under the related Mortgage Loan, (ii) in connection with a full or partial defeasance pursuant to provisions in the related loan documents, (iii) those Mortgage Loans set forth on Schedule C-1 which provide for certain releases upon the satisfaction of certain legal and underwriting requirements or (iv) upon the payment of a release price and prepayment consideration in connection therewith. Except with respect to a release of a portion of the Mortgaged Properties that was not included in the appraisal or does not generate income, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Borrower to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.1001-3 and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of
        Section 860G(a)(3)(A) of the Code.

                25) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment
        Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

                26) No Material Default. There exists no material Event of Default, breach, violation or event of acceleration (and, to the Seller's actual knowledge, no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs 3, 7, 12, 14, 15, 16 and 17 of this Exhibit C.

                27) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

                28) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

                29) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

                30) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits, or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Borrower or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

                31) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

                32) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

                33) Assisted Living Facility Regulation. If the Mortgaged Property is operated as an assisted living facility, to the Seller's knowledge (a) the related Borrower is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property, and (b) if the operator of the Mortgaged Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

                34) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

                35) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Borrower, is transferred, sold, or encumbered; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Borrower's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Borrower or constituent entities of the Borrower to a third party or parties related to the Borrower upon the Borrower's satisfaction of certain conditions precedent.

                36) Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and it is prohibited from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Borrower for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage
        Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

                37) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either
        (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Borrower, provided that at least one natural person (and the Borrower if the Borrower is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Borrower, misappropriation of rents, insurance proceeds, or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

                38) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the lender incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and the borrower is required to pay all reasonable costs and expenses of the lender associated with the approval of an assumption of such Mortgage Loan.

                39) Defeasance. No Mortgage Loan provides that it can be defeased until the date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

                40) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans.

                41) [Reserved]

                42) [Reserved]

        For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller (i) after the Seller's having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily, as applicable, mortgage lenders, and in all events as required by the Seller's underwriting standards, at the time of the Seller's origination or acquisition of the particular Mortgage Loan; and (ii) subsequent to such origination, utilizing the monitoring practices customarily utilized by prudent commercial or multifamily, as applicable, mortgage lenders with respect to securitizable commercial or multifamily, as applicable, mortgage loans, including inquiry with a representative of the loan servicer designated as the party responsible for the knowledge of the servicer pertaining to the Mortgage Loans. Also for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in the documents included in the definition of Mortgage File in the Pooling and Servicing Agreement shall be deemed to be within the knowledge and the actual knowledge of the Seller, to the extent that the Seller or its closing counsel or custodian, if any, has reviewed or had possession of such document at any time. For purposes of these representations and warranties, to the extent that any representation or warranty is qualified by the Seller's knowledge with respect to the contents of the Mortgage Note, Mortgage, lender's title policy and any letters of credit or Ground Leases, if such document is not included in the Mortgage File, the Seller shall make such representation or warranty without any such qualification. Wherever there is a reference in a representation or warranty to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or to any action which has not been taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, the Seller. For purposes of these representations and warranties, when referring to the conduct of "reasonable prudent institutional commercial or multifamily, as applicable mortgage lenders" (or similar such phrases and terms), such conduct shall be measured by reference to the industry standards generally in effect as of the date the related representation or warranty relates to or is made.

It is understood and agreed that the representations and warranties set forth in this Exhibit C shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the Purchaser and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                                  SCHEDULE C-1

                     EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

               Representation numbers referred to below relate to the corresponding Mortgage Loan representations and warranties set forth in Exhibit C to the Mortgage Loan Purchase Agreement for GACC.

               Note: The Mortgage Loan known as Skylark Pointe, identified on Annex A-1 by ID# 38, has an Indemnity Deed of Trust structure. The borrower under such Mortgage Loan executed and delivered a note to the lender and is obligated to make payments thereunder. The property owner for such Mortgage Loan executed an Indemnity Deed of Trust and Security Agreement in favor of the lender, guaranteeing all amounts payable by the borrower under the note. With respect to certain of the representations and warranties, with respect to this Mortgage Loan, statements regarding the borrower relate to the property owner of the Mortgaged Property.


  Annex A-1
    ID #       Mortgage Loan                 Exception
--------------------------------------------------------------------------------------------
Exceptions to Representation 4:           Lien Valid Assignment.
                                          ----------------------

      1        Mall of America               The Mortgage Loan is a pari passu portion of a
     14        Fortress/Ryan's Portfolio     whole loan. The holder of the Mortgage Loan is
                                             subject to the rights of the holder of the other
                                             pari passu loans pursuant to an intercreditor
                                             agreement
--------------------------------------------------------------------------------------------
Exceptions to Representation 14:          Insurance.
                                          ----------

   Various     Various                       The Mortgage Loan documents generally require
                                             property insurance against loss customarily
                                             included under an "all risk" property insurance
                                             policy but certain "all risk" policies do not
                                             specifically cover lightning, windstorm, hail,
                                             explosion, riot, riot attending a strike, civil
                                             commotion, aircraft, vehicles and smoke and/or
                                             may specifically exclude windstorm or other such
                                             coverage. Most of the policies exclude mold. Some
                                             of the Mortgaged Properties are covered under a
                                             blanket policy. With respect to Mortgaged
                                             Properties located in an area designated by FEMA
                                             as a special flood hazard area, the flood
                                             insurance required under the Mortgage Loan
                                             documents is generally in an amount equal to the
                                             lesser of (i) replacement costs (or the unpaid
                                             principal balance of the related Mortgage Loan)
                                             or (ii) the maximum amount available under the
                                             appropriate National Flood Insurance
                                             Administration program. In addition, certain of
                                             the Mortgage Loan documents may limit terrorism
                                             insurance coverage to the extent such coverage is
                                             available for similarly situated properties
                                             and/or on commercially reasonable terms, and in
                                             some cases, with maximum premium amounts
                                             specified. Certain of the Mortgage Loan documents
                                             do not specifically require that terrorism
                                             insurance be obtained.

     29        North Bronx Portfolio         The borrower did not obtain windstorm insurance.

     50        Wellington Place              The Mortgage Loan documents require the borrower
                                             to obtain flood insurance for Building O, only up
                                             to the insurance available under the NFIA
                                             Program. However, this portion may not actually
                                             be in a flood hazard zone and the borrower is
                                             required to provide a letter of map amendment
                                             showing that this building is not in an area
                                             designated as a flood hazard zone (or is in flood
                                             hazard zone "X").

                                             The Mortgage Loan documents permit Citizen's
                                             Property Insurance Company to provide insurance,
                                             regardless of whether it is fully licensed and
                                             authorized in the state or whether it has an S&P
                                             rating of A or better. The borrower did not
                                             obtain terrorism insurance.

     76        Moses Multifamily Portfolio   The borrower did not obtain windstorm insurance.

     100       Lake Lucerne Towers           The loan sponsor guarantees losses incurred by
                                             lender as a result of the failure to maintain
                                             windstorm coverage in the amount of 100% of the
                                             replacement cost of the improvements

     125       5151 Tyler Lakes Boulevard    So long as the sole tenant (Tire Kingdom, Inc.)
                                             maintains CGL insurance, each
                                             policy may provide for $350,000
                                             self-insured retention for such
                                             insurance.
--------------------------------------------------------------------------------------------

Exceptions to Representation 15:            Taxes and Assessments.
                                            ----------------------

     20     Bawabeh VII - Banco Popular      One of the Mortgaged Properties, 136
                                             Delancy Street, occupies a portion of an adjacent
                                             tax lot. The borrower is required to pay all
                                             taxes for the adjacent lot until separate tax
                                             lots are created.

     142    Strand Capital Partners XI       The Mortgaged Property is not a complete separate
                                             tax lot, but is deemed to be a separate tax
                                             parcel by the Horry County (SC) Treasurer's
                                             Office (the "Treasurer's Office") and has been
                                             assigned an individual tax parcel number. A
                                             letter from the Treasurer's Office stated that in
                                             the event the taxes for the other property are
                                             not paid, as long as the borrower has paid taxes
                                             on the Mortgaged Property, the Mortgaged Property
                                             will not be foreclosed.
--------------------------------------------------------------------------------------------

Exceptions to Representation 16:          Mortgagor Bankruptcy.
                                          ---------------------

     All         All                         The Seller makes no representation regarding the
                                             bankruptcy or insolvency of any tenant at the
                                             Mortgaged Property.
--------------------------------------------------------------------------------------------

Exceptions to Representation 17(iii):     Leasehold Estate.
                                          -----------------

      9        Sierra Vista Mall             The ground lease is not assignable without
                                             consent of the ground lessor, except in the event
                                             that the lender takes title by foreclosure.
     14        Fortress/Ryan's Portfolio     With respect to all of the Fortress/Ryan's
                                             Portfolio Loan Ground Lease Properties except for
                                             the Tuscaloosa, AL Ground Lease Property and the
                                             Lexington, SC Ground Lease Property, lessor
                                             consent is required for assignment of the
                                             Fortress/Ryan's Portfolio Loan Borrower's
                                             interest in the ground lease.
--------------------------------------------------------------------------------------------
 to Representation 17(iv):                Leasehold Estate.
                                          -----------------

     14        Fortress/Ryan's Portfolio     With respect to all of the Fortress/Ryan's
                                             Portfolio Loan Ground Lease Properties none of
                                             the ground leases provide that no material
                                             amendment to such applicable ground lease is
                                             binding on a mortgagee unless the mortgagee has
                                             consented thereto.
--------------------------------------------------------------------------------------------
Exceptions to Representation 17(v):       Leasehold Estate.
                                          -----------------

     14        Fortress/Ryan's Portfolio     With respect to all of the Fortress/Ryan's
                                             Portfolio Loan Ground Lease Properties, no ground
                                             lease (A) require the applicable lessor under to
                                             give notice of any default by the lessee to the
                                             holder of the Mortgage or (B) provide that no
                                             notice of termination given under such Ground
                                             Lease is effective against the holder of the
                                             Mortgage unless a copy of such notice has been
                                             delivered to such holder and the lessor has not
                                             offered and is not required to enter into a new
                                             lease with such holder on terms that do not
                                             materially vary from the economic terms of the
                                             Ground Lease.
--------------------------------------------------------------------------------------------
Exceptions to Representation 17(vi):      Leasehold Estate.
                                          -----------------

     14                                      Fortress/Ryan's Portfolio With respect to all of
                                             the Fortress/Ryan's Portfolio Loan Ground Lease
                                             Properties, no ground lease provides that a
                                             mortgagee is permitted a reasonable opportunity
                                             to cure any default under such applicable ground
                                             lease.

--------------------------------------------------------------------------------------------
Exceptions to Representation 17(vii):     Leasehold Estate.
                                          ----------------

     14        Fortress/Ryan's Portfolio     With respect to all of the Fortress/Ryan's
                                             Portfolio Loan Ground Lease Properties except for
                                             the Searcy, AR Ground Lease Property, Burbank, CA
                                             Ground Lease Property and the Summerville, SC
                                             Ground Lease Property, the original term
                                             (including extensions thereof) of the applicable
                                             ground lease extends less than twenty years
                                             beyond the Stated Maturity Date of the
                                             Fortress/Ryan's Portfolio Loan.
--------------------------------------------------------------------------------------------
Exceptions to Representation 17(viii):    Leasehold Estate.
                                          -----------------

      9        Sierra Vista Mall             The ground lease provides that (i) for a total
                                             taking, the awards will be applied first towards
                                             expenses, second to the landlord for the value of
                                             vacant and unimproved land, third, subject to the
                                             terms of the mortgage, to the tenant; (ii) for a
                                             partial taking, the awards will be applied first
                                             toward expenses, second to tenant for cost of
                                             restoration, third, to landlord for the value of
                                             the vacant and unimproved land and finally,
                                             subject to the terms of the mortgage, to the
                                             tenant; and (iii) for casualty, the proceeds will
                                             be applied first, towards expenses, second,
                                             subject to the terms of the mortgage, towards
                                             restoration. Proceeds are not given to the lender
                                             or to a trustee for disbursement.
--------------------------------------------------------------------------------------------

     14        Fortress/Ryan's Portfolio     With respect to all of the Fortress/Ryan's
                                             Portfolio Loan Ground Lease Properties, none of
                                             the terms of the applicable ground leases provide
                                             that insurance proceeds or condemnation award
                                             awarded to the holder of the applicable ground
                                             lease interest will be applied either (A) to the
                                             repair or restoration of all or part of the
                                             related Mortgaged Property, with the mortgagee or
                                             a trustee appointed by the related Mortgage
                                             having the right to hold and disburse such
                                             proceeds as the repair or restoration progresses
                                             (except in such cases where a provision entitling
                                             a third party to hold and disburse such proceeds
                                             would not be viewed as commercially unreasonable
                                             by a prudent commercial mortgage lender), or (B)
                                             to the payment of the outstanding principal
                                             balance of the Fortress/Ryan's Portfolio Loan
                                             together with any accrued interest thereon.
--------------------------------------------------------------------------------------------
     142       Strand Capital Partners IX    The ground lease provides that in the event of a
                                             casualty, the ground lessor is entitled to all
                                             insurance proceeds to be used to repair or
                                             restore the Mortgaged Property; provided, that
                                             the lessor is not obligated to expend an amount
                                             in excess of the insurance proceeds received for
                                             any repair or restoration. In the event that the
                                             lessor elects not to restore or repair the
                                             Mortgaged Property, the lessee has the right to
                                             terminate the ground lease. In the event of such
                                             termination of the ground lease by lessee, lessee
                                             shall be entitled to that portion of the
                                             insurance proceeds payable to the lessor in an
                                             amount equal to the appraised value of lessee's
                                             leasehold interest in the Mortgaged Property. The
                                             fee lender has agreed, pursuant to the ground
                                             lessor estoppel and agreement executed in
                                             connection with the closing of the Mortgage, to
                                             make all insurance proceeds available to the
                                             lessee and lender (leasehold mortgagee). The
                                             Mortgage Loan sponsor has guaranteed any gap in
                                             the ground lessor's coverage and the cost to
                                             restore the premises or pay off the Mortgage
                                             Loan, until the borrower obtains a gap insurance
                                             policy.
--------------------------------------------------------------------------------------------
Exceptions to Representation 17(ix):      Leasehold Estate.
                                          -----------------

     14        Fortress/Ryan's Portfolio     With respect to all of the Fortress/Ryan's
                                             Portfolio Loan Ground Lease Properties, none of
                                             the ground leases contain a covenant that the
                                             lessor thereunder is not permitted, in the
                                             absence of an uncured default, to disturb the
                                             possession, interest or quiet enjoyment of the
                                             lessee thereunder for any reason, or in any
                                             manner, which would materially adversely affect
                                             the security provided by the related Mortgage.
--------------------------------------------------------------------------------------------
Exceptions to Representation 17(x):       Leasehold Estate.
                                          ----------------

      9        Sierra Vista Mall             While the ground lessor is required to substitute
                                             the lender for the borrower upon termination of
                                             the ground lease, or to enter into a new lease
                                             upon lender's insistence, the ground lease is
                                             silent as to whether such substitution happens as
                                             a result of the rejection of the ground lease in
                                             a bankruptcy proceeding.

     14        Fortress/Ryan's Portfolio     With respect to all of the Fortress/Ryan's
                                             Portfolio Loan Ground Lease Properties, none of
                                             the ground leases require the lessor to enter
                                             into a new lease upon termination of such ground
                                             lease or if such ground lease is rejected in a
                                             bankruptcy proceeding.
--------------------------------------------------------------------------------------------
Exceptions to Representation 24:          Releases of Mortgaged Property.
                                          -------------------------------

      1        Mall of America               The Mortgage Loan documents permit the release of
                                             vacant out-parcels, provided, among other things,
                                             the release parcel is a separate legal parcel,
                                             the remaining Mortgaged Property is in compliance
                                             with, among other things, legal requirements,
                                             local laws and zoning and if any portion is
                                             released to an affiliate of the borrower, the
                                             borrower will be required to deliver a new
                                             non-consolidation opinion. In lieu of a release
                                             of the vacant out-parcels, the Mortgage Loan
                                             documents permit the borrower to lease such
                                             parcels pursuant to a ground lease. In addition,
                                             the borrower has the right to terminate the
                                             Bloomingdale's lease without lender consent to
                                             redevelop the premises currently occupied as
                                             Bloomingdales, provided, among other things, the
                                             redevelopment project does not cost more than
                                             $50,000,000 and does not have a material adverse
                                             effect on liens or security interest held by the
                                             lender.

    5, 6       Manhattan Office Portfolio    The Mortgage Loan documents permit the release
                                             from the cross collateralization arrangement in
                                             the event both Mortgaged Properties achieve a
                                             DSCR of 1.30x (based on interest only payments).
                                             The Mortgage Loan documents also permit the
                                             release of the air/development rights at each
                                             Mortgaged Property in connection with a transfer
                                             of the air rights. The value of the
                                             air/development rights was not included in the
                                             appraised value of the Mortgaged Properties.

     13        Broward Multifamily           The Mortgage Loan documents permit the release of
               Portfolio                     an individual Mortgaged Property from the lien of
                                             the Mortgage provided certain conditions are
                                             satisfied, including, payment of the applicable
                                             prepayment fee and payment of the allocable
                                             amount of the Mortgaged Property to be released.

     14        Fortress/Ryan's Portfolio     The borrower may substitute one or more
                                             properties for an existing Mortgaged Property and
                                             obtain the release of the existing Mortgaged
                                             Property, provided such substituted property or
                                             properties: (i) be subject to the terms of a
                                             master lease; (ii) be a property as to which the
                                             borrower will hold insurable fee title or a valid
                                             and subsisting leasehold interest, free and clear
                                             of any lien or other encumbrance, except for
                                             exceptions not materially impairing the value of
                                             such property, and have an appraised value at
                                             least equal to the appraised value of the
                                             replaced property; (iii) be free and clear of
                                             hazardous materials the presence of which
                                             violates environmental laws and be in material
                                             compliance with all environmental laws; (iv) be
                                             in good repair and condition; (v) have an
                                             equivalent or stronger financial operating
                                             history than the replaced property during the
                                             immediately preceding trailing 12-month period;
                                             (vi) be in good repair and condition; (v) have an
                                             equivalent or stronger financial operating
                                             history than the replaced property during the
                                             immediately preceding trailing 12-month period;
                                             (vi) be located in a similar or better market
                                             area for the master lessee's operations with
                                             stable or improving demographics; (vii) have no
                                             material liability substantially greater than the
                                             replaced property on the date of the
                                             substitution; and (viii)be a restaurant being
                                             used for a permitted restaurant brand under the
                                             Fortress/Ryan's Portfolio Loan Agreement.
                                             With respect to defeasance permitted under the
                                             Fortress/Ryan's Portfolio Loan, the
                                             Fortress/Ryan's Portfolio Loan borrower is
                                             permitted to defease up to five individual
                                             properties prior to the expiration of the
                                             defeasance lockout period, provided all of the
                                             requirements of the Fortress/Ryan's Portfolio
                                             Loan Mortgage Loan Agreement are met and a
                                             written opinion of counsel is delivered to the
                                             lender and the rating agencies with respect to
                                             certain tax and REMIC requirements.

     20      Bawabeh VII - Banco Popular     The Mortgage Loan documents permit the release of
                                             air/development rights subject to the terms in
                                             the related Mortgage Loan documents.

     40        1900 Bryant Street            The Mortgage Loan documents permit the borrower,
                                             with respect to a certain portion of the
                                             Mortgaged Property located at 555 Florida Street,
                                             to create condominium units and, subject to
                                             conditions in the related Mortgage Loan
                                             documents, to sell certain condominium units and
                                             use the proceeds to effect a partial defeasance
                                             (not earlier than two years after the
                                             securitization closing date) with defeasance
                                             collateral in an amount equal to 125% of the
                                             allocated loan amount for the entire parcel
                                             containing all of the condominium units. However,
                                             the Mortgage Loan documents provide that only the
                                             condominium units required to be sold in order to
                                             effectuate the partial defeasance may be released
                                             from the lien of the mortgage at the time of the
                                             partial defeasance. In the event the related
                                             borrower requests the release of any additional
                                             units, if Williams Sonoma (or an acceptable
                                             replacement tenant) has not signed an acceptable
                                             lease that has an expiration date at least three
                                             years past the Mortgage Loan maturity date, then
                                             any proceeds from the sale of additional units is
                                             required to be deposited into a lender controlled
                                             escrow account, which amounts are to remain as
                                             additional collateral for the Mortgage Loan until
                                             such time that Williams Sonoma (or an acceptable
                                             replacement tenant) has signed an acceptable
                                             lease with a term of at least three years past
                                             the Mortgage Loan maturity date, n acceptable
                                             lease term, on which date amounts in this reserve
                                             account are required to be released to the
                                             borrower.

     41        The Park at Spanish Ridge     Partial release of the 8912 Parcel and/or the
                                             8918 Parcel is permitted after October 17, 2008,
                                             provided, among other things, (1) the borrower
                                             prepay the principal amount allocated to such
                                             parcel along with a prepayment fee equal to the
                                             greater of (i) the Yield Maintenance Amount (as
                                             defined in the Mortgage Loan documents) or (ii)
                                             1% of the unpaid principal balance of the note,
                                             (2) the loan-to-value ("LTV") ratio of the
                                             remaining property is not greater than 80% and
                                             the debt service coverage ratio of the remaining
                                             property is not less than 1.20x. There is no
                                             requirement for delivery of a tax opinion in
                                             connection with this release.

 47, 48, 49   Annunziata Portfolio           The Mortgage Loan documents permit the release of
              I, II and III                  all of the Mortgaged Properties securing any of
                                             Annunziata Portfolio I, II or III (and a release
                                             of the related Mortgage Loan from the cross),
                                             provided, among other things, (i) the LTV of the
                                             remaining Mortgaged Properties is not more than
                                             75%, (ii) the occupancy rate of the remaining
                                             Mortgaged Properties is at least 90%, (iii) the
                                             DSCR for the remaining Mortgaged Properties is at
                                             least 1.20x and (iv) defeasance collateral in an
                                             amount sufficient to defease 115% of the
                                             principal balance of the note for the Mortgage
                                             Loan to be defeased.

     78        500 Victory Road              The Mortgage Loan documents provide that subject
                                             to the satisfaction of certain conditions
                                             contained in the related Mortgage Loan documents,
                                             the borrower may obtain the release of a certain
                                             parking lot parcel (described in the Mortgage
                                             Loan documents) in connection with a conveyance
                                             of such parcel to another entity and the
                                             substitution of an identified substitute property
                                             (which property is described in the related
                                             Mortgage Loan documents).
-------------------------------------------------------------------------------------------------
Exception to Representation 32:           Licenses and Permits.
                                          ---------------------

    5, 6       Manhattan Office Portfolio    The Mortgaged Properties each had a temporary
                                             certificate of occupancy ("CO") that expired
                                             prior to the Mortgage Loan closing date and was
                                             not renewed with a permanent CO prior to closing.
                                             The guarantor has guaranteed and indemnified the
                                             lender for any losses resulting from the related
                                             borrower's failure to obtain a permanent
                                             certificate of occupancy.

     21        Bawabeh VI Portfolio          The existing CO for the Mortgaged Property known
                                             as 1267 Bedford Avenue and 556 New Lots Avenue,
                                             Brooklyn, did not as of Mortgage Loan closing
                                             date reflect the current use of the properties.
                                             The Mortgage requires the borrower to use
                                             commercially reasonable efforts to cause COs to
                                             be updated to reflect the current use for those
                                             properties. The sponsor guaranty covers any loss
                                             resulting from the borrower's failure to obtain
                                             the updated COs.

    5, 6       Manhattan Office Portfolio    With respect to each of the Mortgage Loans listed
     20        Bawabeh VII (Banco Popular)   here, the related Mortgaged Property or Mortgaged
     21        Bawabeh VI                    Properties have certain building code violations.
     29        North Bronx Portfolio         The related Mortgage Loan sponsor provided an
 47, 48, 49    Annunziata Portfolio I, II    indemnity to lender covering
               and III                       loss resulting and  from such violations.
     86        290 Madison
     90        266 Washington
     103       Marks Portfolio

------------------------------------------------------------------------------------------------
Exceptions to Representation 35:          Due on Sale.
                                          ------------
               Various                       The Mortgage Loan documents also permit without
                                             lender consent, (a) the sale of the Mortgaged
                                             Property and assumption of the Mortgage Loan upon
                                             the satisfaction of certain conditions in the
                                             Mortgage Loan documents, (b) transfers of a
                                             controlling interest in the borrower (i) for
                                             purposes of family and estate planning, (ii) by
                                             devise, descent or operation of law upon the
                                             death or incapacity of a member, general partner
                                             or shareholder of the related borrower, (iii) to
                                             certain pre-approved entities or to an entity
                                             meeting the "qualified transferee" (or similar)
                                             definition under the Mortgage Loan documents or
                                             to any entity satisfying certain other criteria
                                             (or subject to conditions) specified in the
                                             related Mortgage Loan documents, (iv) among
                                             existing principals, members, partners,
                                             shareholders or affiliates of the borrower, (v)
                                             that accommodate a 1031 exchange or reverse 1031
                                             exchange, (vi) with respect to Mortgage Loans to
                                             tenant-in-common borrowers, transfers among and
                                             to additional tenant-in-common borrowers, (vii)
                                             among affiliated borrowers with respect to
                                             cross-collateralized and cross-defaulted Mortgage
                                             Loans or multi-property Mortgage Loans, or (c)
                                             transfers meeting the requirements of the
                                             Mortgage Loan, such as pledges of ownership
                                             interest that do not result in a change of
                                             ultimate control of the borrower (even if
                                             decision making authority is transferred) or
                                             result in a change of control but do not result
                                             in a change of management.

      9        Sierra Vista Mall             The Mortgage Loan documents permit a member of
                                             the borrower to incur mezzanine debt subject to
                                             conditions including but not limited to a
                                             combined debt service coverage ratio ("DSCR") of
                                             not less than 1.20x, a combined loan to value
                                             ("LTV") ratio of not more than 80% and delivery
                                             of an acceptable intercreditor agreement ("ICA").

     13        Broward Portfolio             In addition to permitting various transfers
                                             without lender consent that fall into the general
                                             exception taken above, the borrower is permitted
                                             to certain transfers that may result in a change
                                             in control, provided rating agency confirmation
                                             is obtained. Notwithstanding the last sentence,
                                             Rockpoint LP or its controlled Affiliate (as
                                             defined in the related Mortgage Loan documents)
                                             is required to maintain control of the borrower
                                             until the Mortgaged Property maintains a DSCR of
                                             1.20x for two consecutive months.

     15        Empirian Chesapeake           An equity owner of the borrower incurred
                                             $4,000,000 of mezzanine debt.

     20        Bawabeh VII - Banco Popular   The Mortgage Loan documents permit a non-managing
                                             member to incur mezzanine debt, subject to
                                             conditions including but not limited to a
                                             combined DSCR of not less than 1.10x, a combined
                                             LTV of not more than 85% and delivery of an
                                             acceptable ICA.

     22        Westin Portland               The Mortgage Loan documents for the Westin
     46        Hotel Lucia                   Portland loan permit the sole member of the
     51        Hotel Max                     borrower to transfer 100% of its interest in the
                                             borrower to Aspen Hotel Holdings, LLC (the
                                             "Portland Master Transfer"). The Mortgage Loan
                                             documents for the Hotel Lucia loan permit the
                                             sole member of the Borrower to transfer 100% of
                                             its interest in the borrower to Aspen Hotel
                                             Holdings, LLC (the "Lucia Master Transfer"). The
                                             Mortgage Loan documents for the Hotel Max loan
                                             permit the sole member of the Borrower to
                                             transfer 100% of its interest in the borrower to
                                             Aspen Hotel Holdings, LLC (the "Max Master
                                             Transfer"). The mortgage loan documents for two
                                             other loans that are not included in this trust
                                             permit the sole member of such borrowers to
                                             transfer 100% of their interest in such borrowers
                                             to Aspen Hotel Holdings, LLC (the "Other Master
                                             Transfer," and together with the Portland Master
                                             Transfer, the Lucia Master Transfer, and the Max
                                             Master Transfer, the "Roll-up").

     22        Westin Portland               The Mortgage Loan documents permit the buyout of
                                             the franchisor's equity interest position in the
                                             borrower (23%) and the redemption by Gordon
                                             Sondland of Joseph Angel's equity position in the
                                             Borrower.

     22        Westin Portland               The Mortgage Loan documents permit equity owners
     46        Hotel Lucia                   of each borrower to incur mezzanine debt, subject
     51        Hotel Max                     to the satisfaction of conditions including, with
                                             respect to each Mortgage Loan and
                                             the related mezzanine loan (i)
                                             combined DSCR of at least 1.30x,
                                             (ii) combined LTV ratio of not more
                                             than 80% and (iii) delivery of an
                                             acceptable ICA.

     24        Montego Bay Apartments        The Mortgage Loan documents permit, without
                                             lender consent, J.I. Kislak, Inc., the key
                                             principal, to transfer to "Institutional
                                             Investors" (as defined in the Mortgage Loan
                                             documents) (A) up to 50% of its interest in the
                                             general partner of the borrower and, in
                                             connection with such transfer the Institutional
                                             Investor may be granted "Approval Rights" (as
                                             defined in the Mortgage Loan documents) with
                                             respect to material decisions to be made by the
                                             general partner on behalf of the borrower and (B)
                                             up to 80% of its direct or indirect interest
                                             (other than in the general partner) in the
                                             borrower. The borrower has informed GACC that
                                             certain transfers, as described above, would be
                                             effected at some time after the securitization
                                             closing date.

     29                                      North Bronx Portfolio An equity owner of the
                                             borrower incurred $3,000,000 of mezzanine debt.

     38        Skylark Pointe                The Mortgage Loan documents permit a non-managing
                                             member to incur mezzanine debt, subject to
                                             conditions including but not limited to a
                                             combined DSCR of not less than 1.25x, a combined
                                             LTV ratio of not more than 75% and delivery of an
                                             acceptable ICA.

     40        1900 Bryant Street            The Mortgage Loan documents permit future
                                             mezzanine debt subject to the satisfaction of
                                             certain conditions including a combined DSCR of
                                             not less than 1.10x, a combined LTV ratio of not
                                             more than 90% and deliver of an acceptable ICA.

     54        Physicians Medical Center     The Mortgage Loan documents permit future
               of Baton Rouge                mezzanine debt provided the combined DSCR is at
                                             least 1.10x (calculated based on interest only
                                             payments only if the mezzanine lender is an
                                             institutional lender providing the mezzanine debt
                                             as part of a recapitalization of the underlying
                                             ownership interest in the property), the combined
                                             LTV ratio is not more than 90% and delivery of an
                                             acceptable ICA.

     74        Arcadia Park Apartments       An equity owner of the borrower incurred
                                             $4,375,000 of mezzanine debt.

     91        Hampton Inn Salt Lake City    The Mortgage Loan documents permit future
               Hotel                         mezzanine debt subject to the satisfaction of
                                             certain conditions including a combined DSCR of
                                             not less than 1.60x, a combined LTV ratio of not
                                             more than 60% and delivery of an acceptable ICA.
--------------------------------------------------------------------------------------------

Exceptions to Representation 36           Single Purpose Entity.
                                          ---------------------

     34        Heron Cay                     The borrower deposits rents into an account that
     77        Vero Palm                     is co-mingled with other amounts owned by the
                                             sponsor.
--------------------------------------------------------------------------------------------

Exceptions to Representation 37           Non-Recourse Exceptions.
                                          ------------------------

      1        Mall of America               The non-recourse carveouts are obligations of
                                             only the borrower.

      2        Four Allen Center             The non-recourse carveouts are obligations of
                                             only the borrower.

      9        Sierra Vista Mall             The non-recourse carveouts related to
                                             environmental covenants are recourse only to the
                                             borrower.

     11        Scottsdale 101                The non-recourse carveouts are obligations of
                                             only the borrower.

     13        Broward Multifamily           The non-recourse carve-outs are obligations of
               Portfolio                     only the borrower.

     14        Fortress/Ryan's Portfolio     The non-recourse carve-outs are obligations of
                                             only the borrower.

     22        Westin Portland               Following consummation of the "Roll-up" and
     46        Hotel Lucia                   provided certain conditions are satisfied, the
     51        Hotel Max                     individual Gordon Sondland may be released as
                                             indemnitor and the sole non-recourse carve-out
                                             guarantor for each Mortgage Loan will be Aspen
                                             Hotels Holdings, LLC.

     24        Montego Bay Apartments        The non-recourse carve-out guarantor is J.I.
                                             Kislak, Inc.

     34        Heron Cay MHP                 The non-recourse carve-out guarantor is Hometown
                                             America. L.L.C.

     38        Skylark Pointe                The non-recourse carve-out guarantor is Berkshire
                                             Multifamily REIT, Inc.

     45        CityPlace II                  The non-recourse carve-out guarantor is Northland
                                             Diversified Portfolio Limited Partnership.

     50        Wellington Place              The non-recourse carve-out guarantor is
                                             Residential Investments C, LLC, except with
                                             respect to the environmental covenants where the
                                             recourse is only to the borrower.

     54        Physicians Medical Center     The non-recourse carve-out guarantor is Cambridge
               of Baton Rouge                Holdings, Inc.

     77        Vero Palm                     The non-recourse carve-out guarantor is Hometown
                                             America L.L.C.

     90        266 Washington Avenue         The non-recourse carve-out guarantors are DCC 2,
                                             LLC and Principal Enhanced Property Fund, L.P.

     104       5 Enterprise Drive            The non-recourse carve-out guarantor is The Sea
                                             View Realty Irrevocable Trust.


                              Annex A to Exhibit C
                              --------------------

                 Mortgage Loans With Environmental Insurance Coverage
                 ----------------------------------------------------

None

                                   EXHIBIT D-1

                      FORM OF CERTIFICATE OF AN OFFICER OF

                                   THE SELLER

             Certificate of Officer of German American Capital Corporation
             -------------------------------------------------------------

               I, ______________________, a ______________________ of German
American Capital Corporation (the "Seller"), hereby certify as follows:

               The Seller is a corporation duly organized and validly existing under the laws of the State of Maryland.

               Attached hereto as Exhibit I are true and correct copies of the Certificate of Incorporation and By-Laws of the Seller, which Certificate of Incorporation and By-Laws are on the date hereof, and have been at all times in full force and effect.

               To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

               Each person listed below is and has been duly elected and qualified officer or authorized signatory of the Seller and his or her genuine signature is set forth opposite his or her name:

              Name                            Office                        Signature
---------------------------------   ---------------------------   ---------------------------

---------------------------------   ---------------------------   ---------------------------

---------------------------------   ---------------------------   ---------------------------

               Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated December 21, 2006 (the "Purchase Agreement"), between the Seller and Deutsche Mortgage & Asset Receiving Corporation providing for the purchase by Deutsche Mortgage & Asset Receiving Corporation from the Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

               Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

               IN WITNESS WHEREOF, the undersigned has executed this certificate as of__________ __, 20__.




                                         By: ___________________________________
                                             Name:
                                             Title:


               I, [name], [title], hereby certify that __________ is a duly elected or appointed, as the case may be, qualified and acting __________ of the Seller and that the signature appearing above is his or her genuine signature.

               IN WITNESS WHEREOF, the undersigned has executed this certificate as of __________ __, 20__.

                                               By: _____________________________
                                                   Name:
                                                   Title: